UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2024

Date of reporting period: April 30, 2024

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

April 30, 2024

2024 Annual Report

iShares Trust
• iShares Global Clean Energy ETF | ICLN | NASDAQ

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global equity markets advanced during the 12 months ended April 30, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.46% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about potential disruptions to the global economy. Fighting continued in Ukraine, and conflict erupted in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 before slowing slightly in the first quarter of 2024. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth and promoted spending. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.
European stocks posted strong gains as energy prices stabilized, and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending grew slowly, leading to less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period, but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, helped by the strong performance of Japanese equities. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese stocks. However, Chinese equities were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.
4
2024 iShares Annual Report to Shareholders

Fund Summary as of April 30, 2024
iShares® Global Clean Energy ETF
Investment Objective
The iShares Global Clean Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the clean energy sector, as represented by the S&P Global Clean Energy IndexTM (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(28.22)%	6.69%	4.20%	(28.22)%	38.23%	50.91%
Fund Market	(28.23)	6.60	4.13	(28.23)	37.67	49.88
Index	(27.96)	6.94	3.93	(27.96)	39.89	47.04
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,025.60	$2.06	$1,000.00	$1,022.80	$2.06	0.41%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
5

Fund Summary as of April 30, 2024  (continued)
iShares® Global Clean Energy ETF
Portfolio Management Commentary
Clean energy stocks declined significantly for the reporting period, despite record growth in renewable energy generation capacity in 2023. High interest rates weighed on clean energy companies, which typically have large capital expenditure requirements that prompt significant borrowing. Difficulty in securing permits, objections from nearby residents, and power grid capacity raised obstacles for companies building large clean energy projects or supplying related equipment.
U.S. clean energy stocks detracted the most from the Index’s return, particularly information technology stocks. While the U.S. passed a significant climate project funding bill, the Inflation Reduction Act (“IRA”), in 2022, disbursements to eligible companies were slow. Requirements in the IRA for project completion prior to the issuance of some tax credits worked against smaller companies that faced significant borrowing costs due to higher interest rates.
The semiconductor and semiconductor equipment industry was the leading source of weakness, as companies that manufacture and sell solar equipment faced stiff competition and a difficult economic environment. Rooftop solar installations stalled, as homeowners faced significantly higher interest rates, making them more hesitant to take loans for new home improvements. Changes to California’s program for solar subsidies and declining European demand for solar installations also pressured earnings in the industry.
Stocks in the industrials sector also declined, particularly in the electrical equipment industry. Delays in securing financing and hydrogen shortages weighed on a company producing hydrogen fuel cells, which posted significant losses and warned that its cash on hand was insufficient to support operations.
Chinese clean energy stocks also detracted from the Index’s performance. Solar power companies in the information technology and industrials sectors were pressured by stiff competition, which led to a series of consolidations. Years of subsidies by the government drove overcapacity among solar power equipment manufacturers, which led prices to fall substantially. Tariffs and duties from the U.S. on Chinese solar equipment also weighed on producers.
Portfolio Information
SECTOR ALLOCATION
Industry	Percent of Total Investments(a)
Electric Utilities	29.1%
Renewable Electricity	23.5
Heavy Electrical Equipment	10.5
Semiconductor Materials & Equipment	9.9
Semiconductors	9.9
Electrical Components & Equipment	6.9
Multi-Utilities	6.5
Commodity Chemicals	1.1
Other (each representing less than 1%)	2.6
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	34.2%
Denmark	10.9
China	9.1
Brazil	8.3
Spain	7.4
Portugal	5.1
India	4.6
Canada	3.9
Japan	3.7
Germany	2.1
South Korea	1.9
Indonesia	1.9
Austria	1.3
Switzerland	1.0
Other (each representing less than 1%)	4.6

(a)	Excludes money market funds.
6
2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses
7

Schedule of Investments
April 30, 2024
iShares® Global Clean Energy ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 1.3%
Verbund AG	371,775	$28,400,322
Brazil — 5.9%
AES Brasil Energia SA	2,621,228	4,780,462
Auren Energia SA	3,377,656	7,539,004
CPFL Energia SA	2,087,899	12,826,711
Energisa SA	3,362,213	29,202,289
Engie Brasil Energia SA	2,860,586	22,531,673
Equatorial Energia SA	7,394,701	43,562,744
Neoenergia SA	2,196,382	8,112,816
		128,555,699
Canada — 3.8%
Boralex Inc., Class A	708,438	14,218,677
Brookfield Renewable Corp., Class A	700,836	16,280,634
Canadian Solar Inc.(a)(b)	575,744	9,332,810
Innergex Renewable Energy Inc.	1,778,006	10,371,110
Northland Power Inc.	2,160,000	32,965,242
		83,168,473
Chile — 0.3%
Enel Americas SA	75,136,280	7,043,659
China — 9.0%
CECEP Solar Energy Co. Ltd., Class A	3,566,100	2,532,071
CECEP Wind-Power Corp., Class A	5,907,720	2,553,464
China Conch Venture Holdings Ltd.	17,413,000	12,701,306
China Datang Corp. Renewable Power Co. Ltd., Class H	26,053,000	5,544,819
China Green Electricity Investment of Tianjin Co. Ltd.	1,273,900	1,630,371
China Three Gorges Renewables Group Co. Ltd., Class A	25,820,596	16,667,571
China Yangtze Power Co. Ltd., Class A	22,113,630	78,623,395
Chongqing Three Gorges Water Conservancy & Electric Power Co. Ltd.	1,743,600	1,725,884
Dajin Heavy Industry Co. Ltd.	580,500	1,675,401
GCL System Integration Technology Co. Ltd., Class A(a)	5,336,600	1,791,524
Ginlong Technologies Co. Ltd., Class A	366,450	2,693,600
GoodWe Technologies Co. Ltd., NVS	160,632	2,050,638
Guangxi Guiguan Electric Power Co. Ltd.	3,595,800	3,123,335
Hainan Drinda New Energy Technology Co. Ltd.	208,300	1,472,659
Hoymiles Power Electronics Inc., NVS	77,411	2,412,947
Huaneng Lancang River Hydropower Inc.	6,087,657	8,023,216
JA Solar Technology Co. Ltd., Class A	2,980,452	5,834,910
Jiangsu Haili Wind Power Equipment Technology Co. Ltd.	199,000	1,334,952
Jinko Solar Co. Ltd.	5,615,339	5,826,431
Ming Yang Smart Energy Group Ltd., Class A	2,071,700	2,785,401
NYOCOR Co. Ltd.	1,822,700	1,505,159
Risen Energy Co. Ltd.	1,041,200	1,856,706
Sany Renewable Energy Co. Ltd.	560,029	2,213,062
Shanghai Aiko Solar Energy Co. Ltd.	1,668,800	2,745,918
Sichuan Chuantou Energy Co. Ltd., Class A	4,405,600	10,173,263
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	3,623,200	5,191,158
Titan Wind Energy Suzhou Co. Ltd., Class A(a)	1,639,500	2,343,280
Trina Solar Co. Ltd.	1,955,574	5,712,573
Yuneng Technology Co. Ltd.	104,060	998,520
Security	Shares	Value
China (continued)
Zhejiang Akcome New Energy Technology Co. Ltd.(a)(c)	4,087,000	$991,648
		194,735,182
Denmark — 10.8%
Orsted A/S(a)(d)	1,856,659	102,038,855
Vestas Wind Systems A/S(a)	4,925,849	132,006,016
		234,044,871
France — 0.5%
Neoen SA(d)	324,094	9,918,936
Germany — 2.1%
Encavis AG(a)	612,486	11,026,535
Nordex SE(a)(b)	1,414,286	19,907,660
SMA Solar Technology AG(a)	191,986	10,069,650
Verbio SE(b)	217,313	4,530,223
		45,534,068
India — 4.6%
MTAR Technologies Ltd.(a)	213,987	4,819,521
NHPC Ltd., NVS	30,638,601	35,269,900
PTC India Ltd.	2,750,232	7,380,500
SJVN Ltd.	5,761,960	9,211,909
Suzlon Energy Ltd.(a)	85,240,118	42,239,581
		98,921,411
Indonesia — 1.9%
Barito Renewables Energy Tbk PT	64,385,700	36,528,787
Pertamina Geothermal Energy PT(d)	47,209,800	3,540,586
		40,069,373
Israel — 0.5%
Enlight Renewable Energy Ltd.(a)(b)	683,503	10,985,623
Italy — 0.8%
ERG SpA	626,670	16,875,952
Japan — 3.7%
Abalance Corp.(b)	122,800	1,571,331
Chubu Electric Power Co. Inc.	5,787,600	74,289,382
RENOVA Inc.(a)	497,000	4,670,019
		80,530,732
New Zealand — 0.6%
Contact Energy Ltd.	1,061,543	5,423,207
Meridian Energy Ltd.	2,088,020	7,382,193
		12,805,400
Norway — 0.4%
NEL ASA(a)(b)	18,827,899	8,699,535
Portugal — 5.0%
EDP - Energias de Portugal SA	19,865,010	74,596,432
EDP Renovaveis SA	2,507,223	34,324,329
		108,920,761
South Korea — 1.9%
CS Wind Corp.	314,430	11,781,889
Doosan Fuel Cell Co. Ltd.(a)(b)	456,158	6,519,814
Hanwha Solutions Corp.	1,281,605	23,325,479
		41,627,182
Spain — 7.4%
Corp. ACCIONA Energias Renovables SA	632,302	12,840,347
Iberdrola SA	11,186,325	137,161,976
Solaria Energia y Medio Ambiente SA(a)	917,018	9,330,748
		159,333,071
Switzerland — 0.9%
BKW AG	137,427	20,399,379
8
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Global Clean Energy ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan — 0.8%
Century Iron & Steel Industrial Co. Ltd.	1,900,000	$12,972,926
TSEC Corp.	5,722,235	4,877,886
		17,850,812
Turkey — 0.5%
Akfen Yenilenebilir Enerji A/S, NVS(a)	3,805,604	2,820,163
CW Enerji Muhendislik Ticaret VE Sanayi A/S, NVS(a)	330,559	2,941,138
Galata Wind Enerji AS	1,881,444	1,646,382
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS, NVS(a)	1,727,439	2,960,295
		10,367,978
United Kingdom — 0.3%
ReNew Energy Global PLC(a)(b)	940,755	5,305,858
United States — 34.0%
Altus Power Inc., Class A(a)(b)	689,035	2,528,759
Array Technologies Inc.(a)(b)	1,605,759	19,815,066
Avangrid Inc.	589,843	21,546,965
Clearway Energy Inc., Class C	931,105	21,769,235
Consolidated Edison Inc.	1,489,959	140,652,130
Enphase Energy Inc.(a)(b)	1,476,498	160,583,923
First Solar Inc.(a)(b)	953,038	168,020,599
NEXTracker Inc., Class A(a)	1,388,237	59,402,661
Ormat Technologies Inc.(b)	606,810	38,732,682
Plug Power Inc.(a)(b)	6,142,745	14,189,741
REX American Resources Corp.(a)	171,804	9,505,915
Shoals Technologies Group Inc., Class A(a)(b)	1,915,597	16,186,795
SolarEdge Technologies Inc.(a)(b)	641,765	37,639,517
Sunnova Energy International Inc.(a)(b)	1,188,630	5,004,132
SunPower Corp.(a)(b)	979,972	2,018,742
Sunrun Inc.(a)(b)	1,844,857	18,983,579
		736,580,441
Total Common Stocks — 97.0% (Cost: $2,775,168,785)		2,100,674,718
Preferred Stocks
Brazil — 2.4%
Cia. Energetica de Minas Gerais, Preference Shares, NVS	16,141,777	30,371,136
Security	Shares	Value
Brazil (continued)
Companhia Paranaense de Energia, Preference Shares, NVS	11,796,728	$20,650,976
		51,022,112
Total Preferred Stocks — 2.4% (Cost: $48,580,405)		51,022,112
Total Long-Term Investments — 99.4% (Cost: $2,823,749,190)		2,151,696,830
Short-Term Securities
Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(e)(f)(g)	163,182,154	163,231,108
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(e)(f)	6,500,000	6,500,000
Total Short-Term Securities — 7.8% (Cost: $169,628,707)		169,731,108
Total Investments — 107.2% (Cost: $2,993,377,897)		2,321,427,938
Liabilities in Excess of Other Assets — (7.2)%		(155,975,233)
Net Assets — 100.0%		$2,165,452,705

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$709,863,596	$—	$(546,680,043)(a)	$191,695	$(144,140)	$163,231,108	163,182,154	$3,319,292 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,710,000	—	(8,210,000)(a)	—	—	6,500,000	6,500,000	452,138	—
				$191,695	$(144,140)	$169,731,108		$3,771,430	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

9

Schedule of Investments (continued)
April 30, 2024
iShares® Global Clean Energy ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	64	06/21/24	$3,327	$(28,407)
MSCI Emerging Markets Index	79	06/21/24	4,116	65,445
S&P 500 E-Mini Index	24	06/21/24	6,081	(22,001)
				$15,037
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$65,445	$—	$—	$—	$65,445
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$50,408	$—	$—	$—	$50,408

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,762,892	$—	$—	$—	$1,762,892
Swaps	—	—	(1,058,458)	—	—	—	(1,058,458)
	$—	$—	$704,434	$—	$—	$—	$704,434
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(516,236)	$—	$—	$—	$(516,236)
Swaps	—	—	(515,186)	—	—	—	(515,186)
	$—	$—	$(1,031,422)	$—	$—	$—	$(1,031,422)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$13,200,801
Total return swaps:
Average notional value	$2,167,917
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
10
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Global Clean Energy ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,118,801,026	$980,882,044	$991,648	$2,100,674,718
Preferred Stocks	51,022,112	—	—	51,022,112
Short-Term Securities
Money Market Funds	169,731,108	—	—	169,731,108
	$1,339,554,246	$980,882,044	$991,648	$2,321,427,938
Derivative Financial Instruments(a)
Assets
Equity Contracts	$65,445	$—	$—	$65,445
Liabilities
Equity Contracts	(22,001)	(28,407)	—	(50,408)
	$43,444	$(28,407)	$—	15,037

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

11

Statement of Assets and Liabilities
April 30, 2024

iShares Global Clean Energy ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$2,151,696,830
Investments, at value—affiliated(c)	169,731,108
Cash pledged for futures contracts	389,000
Foreign currency collateral pledged for futures contracts(d)	232,650
Foreign currency, at value(e)	1,508,533
Receivables:
Investments sold	109,600
Securities lending income—affiliated	216,289
Dividends— unaffiliated	8,580,703
Dividends—affiliated	51,649
Tax reclaims	2,263,591
Total assets	2,334,779,953
LIABILITIES
Bank overdraft	396,582
Collateral on securities loaned, at value	163,218,104
Payables:
Capital shares redeemed	109,655
Investment advisory fees	744,096
Due to custodian	4,656,228
Variation margin on futures contracts	202,583
Total liabilities	169,327,248
Commitments and contingent liabilities
NET ASSETS	$2,165,452,705
NET ASSETS CONSIST OF
Paid-in capital	$5,026,798,885
Accumulated loss	(2,861,346,180)
NET ASSETS	$2,165,452,705
NET ASSET VALUE
Shares outstanding	163,500,000
Net asset value	$13.24
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$2,823,749,190
(b) Securities loaned, at value	$153,276,290
(c) Investments, at cost—affiliated	$169,628,707
(d) Foreign currency collateral pledged, at cost	$232,591
(e) Foreign currency, at cost	$1,513,579
See notes to financial statements.
12
2024 iShares Annual Report to Shareholders

Statement of Operations
Year Ended April 30, 2024

iShares Global Clean Energy ETF
INVESTMENT INCOME
Dividends—unaffiliated	$48,556,015
Dividends—affiliated	452,138
Interest—unaffiliated	112,220
Securities lending income—affiliated—net	3,319,292
Non-cash dividends—unaffiliated	5,284,673
Foreign taxes withheld	(4,054,380)
Foreign withholding tax claims	42,633
Total investment income	53,712,591
EXPENSES
Investment advisory	13,026,134
Interest expense	65,720
Commitment costs	39,082
Professional	4,263
Total expenses	13,135,199
Net investment income	40,577,392
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(729,095,334)
Investments—affiliated	191,695
Foreign currency transactions	(163,891)
Futures contracts	1,762,892
In-kind redemptions—unaffiliated(a)	52,660,651
Swaps	(1,058,458)
(675,702,445)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(494,104,962)
Investments—affiliated	(144,140)
Foreign currency translations	(604,715)
Futures contracts	(516,236)
Swaps	(515,186)
(495,885,239)
Net realized and unrealized loss	(1,171,587,684)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,131,010,292)
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Financial Statements
13

Statements of Changes in Net Assets

	iShares Global Clean Energy ETF
	Year Ended 04/30/24	Year Ended 04/30/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$40,577,392	$45,344,322
Net realized loss	(675,702,445)	(529,875,327)
Net change in unrealized appreciation (depreciation)	(495,885,239)	477,505,167
Net decrease in net assets resulting from operations	(1,131,010,292)	(7,025,838)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(53,312,071)	(44,565,129)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,223,329,030)	(358,900,445)
NET ASSETS
Total decrease in net assets	(2,407,651,393)	(410,491,412)
Beginning of year	4,573,104,098	4,983,595,510
End of year	$2,165,452,705	$4,573,104,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
14
2024 iShares Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period From 04/01/21 to 04/30/21	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of period	$18.73	$18.88	$23.19	$24.07	$9.62	$9.75
Net investment income(a)	0.20	0.18	0.23	0.06	0.13	0.11
Net realized and unrealized gain (loss)(b)	(5.44)	(0.15)	(4.29)	(0.94)	14.42	(0.08)
Net increase (decrease) from investment operations	(5.24)	0.03	(4.06)	(0.88)	14.55	0.03
Distributions from net investment income(c)	(0.25)	(0.18)	(0.25)	—	(0.10)	(0.16)
Net asset value, end of period	$13.24	$18.73	$18.88	$23.19	$24.07	$9.62
Total Return(d)
Based on net asset value	(28.22)%	0.04%	(17.64)%	(3.66)%(e)	151.73%	0.12%
Ratios to Average Net Assets (f)
Total expenses	0.41%	0.41%	0.40%	0.41%(g)	0.42%	0.46%
Net investment income	1.26%	0.90%	1.07%	3.07%(g)	0.57%	1.01%
Supplemental Data
Net assets, end of period (000)	$2,165,453	$4,573,104	$4,983,596	$5,855,954	$5,642,271	$499,227
Portfolio turnover rate(h)	42%	51%	52%	54%	31%	37%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Not annualized.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
15

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
Global Clean Energy	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
16
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
3. INVESTMENT  VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements
17

Notes to Financial Statements  (continued)
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Global Clean Energy
Barclays Bank PLC	$15,663,384	$(15,663,384)	$—	$—
Barclays Capital, Inc.	4,166,259	(4,166,259)	—	—
BNP Paribas SA	9,967,788	(9,967,788)	—	—
BofA Securities, Inc.	15,274,456	(15,274,456)	—	—
Citigroup Global Markets, Inc.	902,665	(902,665)	—	—
Goldman Sachs & Co. LLC	9,658,217	(9,658,217)	—	—
HSBC Bank PLC	603,474	(603,474)	—	—
J.P. Morgan Securities LLC	34,419,685	(34,419,685)	—	—
Jefferies LLC	56,615	(56,615)	—	—
Morgan Stanley	30,235,503	(30,235,503)	—	—
National Financial Services LLC	995,657	(995,657)	—	—
Natixis SA	107,724	(107,724)	—	—
RBC Capital Markets LLC	11,505,829	(11,505,829)	—	—
State Street Bank & Trust Co.	13,960	(13,960)	—	—
Toronto-Dominion Bank	305,844	(305,844)	—	—
UBS AG	19,276,189	(19,276,189)	—	—
Wells Fargo Securities LLC	123,041	(123,041)	—	—
	$153,276,290	$(153,276,290)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
18
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of
Notes to Financial Statements
19

Notes to Financial Statements  (continued)
the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
20
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended April 30, 2024, the Fund paid BTC $869,879 for securities lending agent services.
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2024, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Clean Energy	$2,476,839	$6,887	$1,390
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Global Clean Energy	$1,343,902,202	$1,645,121,639
For the year ended April 30, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Global Clean Energy	$41,283,304	$959,354,081
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global Clean Energy	$46,389,688	$ (46,389,688)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/24	Year Ended 04/30/23
Global Clean Energy
Ordinary income	$53,312,071	$44,565,129
Notes to Financial Statements
21

Notes to Financial Statements  (continued)
As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Global Clean Energy	$6,493,353	$(2,158,580,223)	$(709,259,310)	$(2,861,346,180)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Clean Energy	$3,030,229,944	$196,711,541	$(905,513,547)	$(708,802,006)
9. LINE OF CREDIT
The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended April 30, 2024, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value
22
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invests.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
iShares ETF	Shares	Amount	Shares	Amount
Global Clean Energy
Shares sold	4,900,000	$73,371,339	16,300,000	$333,990,804
Shares redeemed	(85,600,000)	(1,296,700,369)	(36,000,000)	(692,891,249)
	(80,700,000)	$(1,223,329,030)	(19,700,000)	$(358,900,445)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
Notes to Financial Statements
23

Notes to Financial Statements  (continued)
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
24
2024 iShares Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of iShares Global Clean Energy ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Global Clean Energy ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2024, for the period from April 1, 2021 to April 30, 2021 and for each of the two years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the three years in the period ended April 30, 2024, for the period from April 1, 2021 to April 30, 2021 and for each of the two years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
25

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
iShares ETF	Qualified Dividend Income
Global Clean Energy	$36,271,223
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Clean Energy	$46,373,811	$4,895,743
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Global Clean Energy	17.66%
26
2024 iShares Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global Clean Energy ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program
27

Supplemental Information (unaudited)
Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
28
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Laura F. Fergerson (1962)	Trustee since (2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Trustee and Officer Information
29

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
James Lam (1961)	Trustee (since 2024).
President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute
(since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member,
Zicklin School of Business Dean's Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight
Committee Chair and Audit Committee Member of E*TRADE Financial and
E*TRADE Bank (2012-2020).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex,
the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
30
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
Trustee and Officer Information
31

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.
32
2024 iShares Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
NVS	Non-Voting Shares
S&P	Standard & Poor's
Glossary of Terms Used in this Report
33

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-408-0424

April 30, 2024

2024 Annual Report

iShares Trust
• iShares International Select Dividend ETF | IDV | Cboe BZX

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global equity markets advanced during the 12 months ended April 30, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.46% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about potential disruptions to the global economy. Fighting continued in Ukraine, and conflict erupted in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 before slowing slightly in the first quarter of 2024. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth and promoted spending. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.
European stocks posted strong gains as energy prices stabilized, and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending grew slowly, leading to less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period, but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, helped by the strong performance of Japanese equities. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese stocks. However, Chinese equities were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.
4
2024 iShares Annual Report to Shareholders

Fund Summary as of April 30, 2024
iShares® International Select Dividend ETF
Investment Objective
The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.00%	3.92%	2.14%	6.00%	21.21%	23.58%
Fund Market	5.95	3.80	2.07	5.95	20.50	22.71
Index	6.88	3.91	2.20	6.88	21.13	24.33
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,149.20	$2.67	$1,000.00	$1,022.40	$2.51	0.50%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
5

Fund Summary as of April 30, 2024  (continued)
iShares® International Select Dividend ETF
Portfolio Management Commentary
International dividend stocks advanced during the reporting period amid continued growth in the global economy. South Korean financials stocks contributed the most to the Index’s return, led by banks. Diversified banks benefited from a plan announced by the South Korean government to raise the valuations of South Korean companies, which historically trade at lower book-to-value ratios on average than their peers in other countries. The program will provide incentives to improve corporate governance with the goal of increasing shareholder returns, including dividends. Growth in net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) also benefited South Korean diversified banks.
Japanese industrials stocks contributed to the Index’s performance, led by the transportation industry. Militant attacks on ships in the Red Sea prompted Japanese shipping companies to reroute cargo shipments around Africa’s Cape of Good Hope, adding days or weeks to international shipments and correspondingly raising the prices of moving goods by container ship, driving gains for Japanese transportation stocks.
Stocks in Australia further supported the Index’s return. In the consumer discretionary sector, investors rewarded a specialty retailer for reporting financial losses that were less significant than expected. The Australian materials sector also advanced, as rising iron ore prices and a weaker Australian dollar buoyed metals and mining companies.
On the downside, Hong Kong’s real estate sector detracted from the Index’s return. A weakening housing market, with demand falling amid rising interest rates, weighed on Hong Kong real estate management and development firms. Also detracting from the Index’s performance were Swedish real estate companies, weighed down by unsustainable debt burdens; Danish industrials stocks, which declined as a transportation company reported profit shortfalls due to overcapacity; and the Norwegian materials sector, as lower sales of fertilizer dented profits for chemicals companies.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	30.9%
Utilities	16.4
Communication Services	11.3
Materials	10.3
Energy	8.8
Consumer Discretionary	7.8
Consumer Staples	6.5
Industrials	5.6
Real Estate	2.0
Information Technology	0.4
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United Kingdom	22.5%
Italy	10.5
Spain	8.9
France	8.6
Australia	7.7
Canada	7.5
Germany	7.5
Hong Kong	6.8
South Korea	4.3
Netherlands	4.0
Switzerland	2.4
Denmark	2.1
Austria	1.4
Finland	1.4
Belgium	1.2
Sweden	1.0
Norway	1.0
Other (each representing less than 1%)	1.2

(a)	Excludes money market funds.
6
2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses
7

Schedule of Investments
April 30, 2024
iShares® International Select Dividend ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 7.6%
APA Group	7,611,602	$40,619,155
BHP Group Ltd.	4,887,688	134,050,272
Fortescue Ltd.	5,363,920	88,903,988
IGO Ltd.	5,565,253	27,718,748
Magellan Financial Group Ltd.	1,931,108	10,965,082
Perpetual Ltd.	565,450	8,597,237
		310,854,482
Austria — 1.4%
Oesterreichische Post AG	398,606	12,698,492
OMV AG	903,941	42,893,269
		55,591,761
Belgium — 1.2%
Ageas SA/NV	685,280	31,455,420
Proximus SADP	2,388,559	17,626,829
		49,082,249
Canada — 7.5%
Bank of Nova Scotia (The)	1,444,277	66,262,693
Birchcliff Energy Ltd.(a)	4,319,270	17,758,376
Canadian Utilities Ltd., Class A, NVS	969,052	21,666,670
Emera Inc.	1,183,332	39,910,002
Great-West Lifeco Inc.	684,008	20,227,339
IGM Financial Inc.	488,668	12,214,482
Labrador Iron Ore Royalty Corp.	995,558	21,745,853
Manulife Financial Corp.	1,868,269	43,576,884
Peyto Exploration & Development Corp.	2,889,817	32,306,166
Power Corp. of Canada	1,045,689	27,861,746
		303,530,211
Denmark — 2.0%
AP Moller - Maersk A/S, Class A	15,164	21,505,404
D/S Norden A/S	366,322	15,445,886
Danske Bank A/S	1,578,930	45,452,638
Svitzer A/S, NVS	30,328	1,019,120
		83,423,048
Finland — 1.4%
Fortum OYJ	4,173,126	54,990,923
France — 8.5%
ALD SA(b)	3,097,205	20,368,807
Bouygues SA	774,442	28,542,285
Credit Agricole SA	3,357,259	51,947,654
Orange SA	5,714,389	63,602,766
Rubis SCA	1,023,123	35,406,457
TotalEnergies SE	2,039,154	148,040,048
		347,908,017
Germany — 4.2%
Freenet AG	1,024,205	28,471,238
Hapag-Lloyd AG(a)(b)	110,168	20,294,382
Mercedes-Benz Group AG	1,634,558	123,639,417
		172,405,037
Hong Kong — 6.7%
BOC Hong Kong Holdings Ltd.	11,442,500	35,072,327
CK Hutchison Holdings Ltd.	10,901,000	52,943,677
CK Infrastructure Holdings Ltd.	3,836,500	21,672,917
Hang Seng Bank Ltd.	2,630,900	34,692,560
Henderson Land Development Co. Ltd.	11,869,000	35,782,907
Hysan Development Co. Ltd.	10,261,000	15,992,617
Kerry Properties Ltd.	9,545,500	18,505,050
New World Development Co. Ltd.(a)	11,625,750	12,345,971
PCCW Ltd.	61,808,000	30,903,644
Security	Shares	Value
Hong Kong (continued)
VTech Holdings Ltd.	2,693,500	$15,568,965
		273,480,635
Israel — 0.5%
ICL Group Ltd.	4,497,756	21,112,332
Italy — 10.4%
A2A SpA	11,021,293	21,735,670
Anima Holding SpA(b)	1,669,060	7,820,128
Azimut Holding SpA	413,202	10,888,886
Banca Popolare di Sondrio SpA	2,683,944	22,423,711
Banco BPM SpA	7,627,833	50,081,604
BPER Banca SpA	5,870,156	30,484,879
Enel SpA	17,193,649	113,004,244
Eni SpA	5,697,053	91,504,285
Italgas SpA	4,083,813	22,637,186
Snam SpA	9,338,789	42,727,493
UnipolSai Assicurazioni SpA	3,186,933	9,125,166
		422,433,252
Netherlands — 4.0%
ING Groep NV	6,195,305	97,949,418
NN Group NV	880,392	40,613,255
SBM Offshore NV	1,515,753	22,393,133
		160,955,806
New Zealand — 0.7%
Spark New Zealand Ltd.	10,394,724	29,216,677
Norway — 1.0%
DNB Bank ASA	2,245,798	39,142,336
South Korea — 3.5%
BNK Financial Group Inc.	2,048,527	12,367,915
DB Insurance Co. Ltd.	196,890	13,810,818
DGB Financial Group Inc.	1,327,330	8,107,786
Hana Financial Group Inc.	706,896	29,814,615
Industrial Bank of Korea	1,712,177	17,213,420
Samsung Securities Co. Ltd.	339,940	9,299,361
Shinhan Financial Group Co. Ltd.	818,394	27,495,814
Woori Financial Group Inc.	2,340,161	23,981,341
		142,091,070
Spain — 8.8%
ACS Actividades de Construccion y Servicios SA	805,242	32,250,306
Bankinter SA	3,409,128	26,946,293
CaixaBank SA	12,579,563	66,339,037
Cia. de Distribucion Integral Logista Holdings SA	737,357	20,055,678
Enagas SA	2,035,755	29,856,414
Mapfre SA	6,971,891	16,820,146
Naturgy Energy Group SA	1,210,141	30,608,539
Redeia Corp. SA	2,402,137	40,100,325
Telefonica SA	20,916,913	93,699,313
		356,676,051
Sweden — 1.0%
Telia Co. AB	17,752,826	40,609,161
Switzerland — 2.4%
Swiss Re AG	368,679	40,077,385
Zurich Insurance Group AG	120,315	58,238,033
		98,315,418
United Kingdom — 22.2%
abrdn PLC	12,406,473	22,624,209
Ashmore Group PLC	4,571,040	11,046,512
British American Tobacco PLC	6,011,497	176,475,138
BT Group PLC(a)	33,466,259	42,796,765
8
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® International Select Dividend ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
IG Group Holdings PLC	1,864,254	$17,395,819
Imperial Brands PLC	3,734,893	85,342,861
Legal & General Group PLC	15,874,555	46,599,748
National Grid PLC	6,538,038	85,760,452
NatWest Group PLC, NVS	13,630,457	51,446,541
OSB Group PLC	2,850,291	14,595,497
Persimmon PLC	1,762,194	28,535,257
Phoenix Group Holdings PLC	5,625,863	34,265,471
Rio Tinto PLC	1,781,516	120,538,663
SSE PLC	2,789,189	57,977,183
Vodafone Group PLC	130,109,949	109,721,904
		905,122,020
Total Common Stocks — 95.0% (Cost: $3,961,747,742)		3,866,940,486
Preferred Stocks
Germany — 3.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	432,081	44,397,056
Schaeffler AG, Preference Shares, NVS	2,265,704	13,258,280
Volkswagen AG, Preference Shares, NVS	576,218	70,589,644
		128,244,980
South Korea — 0.8%
Hyundai Motor Co., Series 2, Preference Shares, NVS	279,014	31,882,301
Total Preferred Stocks — 3.9% (Cost: $154,512,771)		160,127,281
Total Long-Term Investments — 98.9% (Cost: $4,116,260,513)		4,027,067,767
Security	Shares	Value
Short-Term Securities
Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	77,134,029	$77,157,169
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	2,560,000	2,560,000
Total Short-Term Securities — 2.0% (Cost: $79,712,034)		79,717,169
Total Investments — 100.9% (Cost: $4,195,972,547)		4,106,784,936
Liabilities in Excess of Other Assets — (0.9)%		(35,827,750)
Net Assets — 100.0%		$4,070,957,186

(a)	All or a portion of this security is on loan.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$68,492,998	$8,666,236 (a)	$—	$8,475	$(10,540)	$77,157,169	77,134,029	$6,250,857 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,300,000	—	(1,740,000)(a)	—	—	2,560,000	2,560,000	328,578	—
				$8,475	$(10,540)	$79,717,169		$6,579,435	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments
9

Schedule of Investments (continued)
April 30, 2024
iShares® International Select Dividend ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	49	06/20/24	$6,020	$(137,298)
Euro STOXX 50 Index	175	06/21/24	9,098	(149,911)
FTSE 100 Index	239	06/21/24	24,275	580,549
				$293,340
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$637,507	$938 (c)	$640,030	0.0%
	Monthly	HSBC Bank PLC(d)	02/10/28	485,949	(45,108)(e)	491,952	0.0
	Monthly	JPMorgan Chase Bank NA(f)	02/10/25	425,396	10,296 (g)	437,035	0.0
					$(33,874)	$1,569,017

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,585) of net dividends and financing fees.
(e)	Amount includes $(51,111) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(1,343) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)	(f)
Range: Benchmarks:	45 basis points EUR - 1D Euro Short Term Rate (ESTR)	45 basis points EUR - 1D Euro Short Term Rate (ESTR)	40 basis points EUR - 1D Euro Short Term Rate (ESTR)
10
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® International Select Dividend ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Enagas SA	18,706	$273,163	42.7%
Red Electrica Corp. SA	22,073	366,867	57.3
Net Value of Reference Entity — Goldman Sachs Bank USA		$640,030
The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Telefonica SA	109,744	$491,952	100.0%
Net Value of Reference Entity — HSBC Bank PLC		$491,952
The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.
	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Spain
Enagas SA	6,727	$100,323	22.9%
Red Electrica Corp. SA	11,862	201,409	46.1
Telefonica SA	29,719	135,303	31.0
Net Value of Reference Entity — JPMorgan Chase Bank NA		$437,035
Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$11,234	$(45,108)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$580,549	$—	$—	$—	$580,549
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$11,234	$—	$—	$—	$11,234
	$—	$—	$591,783	$—	$—	$—	$591,783
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$287,209	$—	$—	$—	$287,209
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$45,108	$—	$—	$—	$45,108
	$—	$—	$332,317	$—	$—	$—	$332,317

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments
11

Schedule of Investments (continued)
April 30, 2024
iShares® International Select Dividend ETF

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,602,531	$—	$—	$—	$1,602,531
Swaps	—	—	(2,034,468)	—	—	—	(2,034,468)
	$—	$—	$(431,937)	$—	$—	$—	$(431,937)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,277,797)	$—	$—	$—	$(1,277,797)
Swaps	—	—	(998,515)	—	—	—	(998,515)
	$—	$—	$(2,276,312)	$—	$—	$—	$(2,276,312)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$30,957,074
Total return swaps:
Average notional value	$13,621,301
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$580,549	$287,209
Swaps - OTC	11,234	45,108
Total derivative assets and liabilities in the Statement of Assets and Liabilities	591,783	332,317
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(580,549)	(287,209)
Total derivative assets and liabilities subject to an MNA	$11,234	$45,108
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$938	$—	$—	$—	$938
JPMorgan Chase Bank NA	10,296	—	—	—	10,296
	$11,234	$—	$—	$—	$11,234

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
HSBC Bank PLC	$45,108	$—	$—	$—	$45,108

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
12
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® International Select Dividend ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$362,439,349	$3,504,501,137	$—	$3,866,940,486
Preferred Stocks	—	160,127,281	—	160,127,281
Short-Term Securities
Money Market Funds	79,717,169	—	—	79,717,169
	$442,156,518	$3,664,628,418	$—	$4,106,784,936
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$591,783	$—	$591,783
Liabilities
Equity Contracts	—	(332,317)	—	(332,317)
	$—	$259,466	$—	259,466

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
13

Statement of Assets and Liabilities
April 30, 2024

iShares International Select Dividend ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$4,027,067,767
Investments, at value—affiliated(c)	79,717,169
Cash	633
Foreign currency collateral pledged for futures contracts(d)	1,970,898
Foreign currency, at value(e)	9,376,121
Receivables:
Securities lending income—affiliated	372,669
Swaps	862,559
Dividends— unaffiliated	21,929,895
Dividends—affiliated	12,570
Tax reclaims	14,306,407
Unrealized appreciation on OTC swaps	11,234
Total assets	4,155,627,922
LIABILITIES
Cash received:
OTC derivatives	960,000
Futures contracts	6,478
Collateral on securities loaned, at value	77,136,973
Payables:
Swaps	1,485
Investment advisory fees	1,660,882
IRS compliance fee for foreign withholding tax claims	4,578,145
Professional fees	14,353
Variation margin on futures contracts	267,312
Unrealized depreciation on OTC swaps	45,108
Total liabilities	84,670,736
Commitments and contingent liabilities
NET ASSETS	$4,070,957,186
NET ASSETS CONSIST OF
Paid-in capital	$5,509,496,759
Accumulated loss	(1,438,539,573)
NET ASSETS	$4,070,957,186
NET ASSET VALUE
Shares outstanding	146,300,000
Net asset value	$27.83
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$4,116,260,513
(b) Securities loaned, at value	$71,912,643
(c) Investments, at cost—affiliated	$79,712,034
(d) Foreign currency collateral pledged, at cost	$2,083,002
(e) Foreign currency, at cost	$9,329,247
See notes to financial statements.
14
2024 iShares Annual Report to Shareholders

Statement of Operations
Year Ended April 30, 2024

iShares International Select Dividend ETF
INVESTMENT INCOME
Dividends—unaffiliated	$318,017,376
Dividends—affiliated	328,578
Interest—unaffiliated	233,148
Securities lending income—affiliated—net	6,250,857
Other income—unaffiliated	102,546
Foreign taxes withheld	(31,111,042)
IRS compliance fee for foreign withholding tax claims	128,887
Total investment income	293,950,350
EXPENSES
Investment advisory	21,760,376
Professional	31,220
Commitment costs	20,450
Interest expense	5,691
Total expenses	21,817,737
Net investment income	272,132,613
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(221,813,356)
Investments—affiliated	8,475
Foreign currency transactions	(3,442,680)
Futures contracts	1,602,531
In-kind redemptions—unaffiliated(a)	80,417,572
Swaps	(2,034,468)
(145,261,926)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	94,465,318
Investments—affiliated	(10,540)
Foreign currency translations	(177,206)
Futures contracts	(1,277,797)
Swaps	(998,515)
92,001,260
Net realized and unrealized loss	(53,260,666)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$218,871,947
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Financial Statements
15

Statements of Changes in Net Assets

	iShares International Select Dividend ETF
	Year Ended 04/30/24	Year Ended 04/30/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$272,132,613	$346,145,773
Net realized loss	(145,261,926)	(158,688,634)
Net change in unrealized appreciation (depreciation)	92,001,260	(219,514,963)
Net increase (decrease) in net assets resulting from operations	218,871,947	(32,057,824)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(310,046,633)	(304,367,747)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(860,444,926)	749,314,980
NET ASSETS
Total increase (decrease) in net assets	(951,619,612)	412,889,409
Beginning of year	5,022,576,798	4,609,687,389
End of year	$4,070,957,186	$5,022,576,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
16
2024 iShares Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of year	$28.14	$30.17	$32.41	$24.14	$31.59
Net investment income(a)	1.66	2.06 (b)	1.95 (b)	1.35	1.83
Net realized and unrealized gain (loss)(c)	(0.13)	(2.25)	(2.48)	8.19	(7.10)
Net increase (decrease) from investment operations	1.53	(0.19)	(0.53)	9.54	(5.27)
Distributions from net investment income(d)	(1.84)	(1.84)	(1.71)	(1.27)	(2.18)
Net asset value, end of year	$27.83	$28.14	$30.17	$32.41	$24.14
Total Return(e)
Based on net asset value	6.00%	(0.06)%(b)	(1.76)%(b)	40.57%	(17.15)%
Ratios to Average Net Assets(f)
Total expenses	0.49%	0.51%	0.54%	0.49%	0.49%
Total expenses after fees waived	0.49%	0.51%	0.54%	0.49%	0.49%
Total expenses excluding professional fees for foreign withholding tax claims	0.49%	0.49%	0.49%	N/A	N/A
Net investment income	6.17%	7.58%(b)	6.12%(b)	4.87%	6.06%
Supplemental Data
Net assets, end of year (000)	$4,070,957	$5,022,577	$4,609,687	$4,329,942	$3,421,123
Portfolio turnover rate(g)	48%	29%	36%	86%	12%
(a) Based on average shares outstanding.
(b) Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended April 30,
2023 and April 30,2022 respectively:
• Net investment income per share by $0.04 and $0.13.
• Total return by 0.13% and 0.39%.
• Ratio of net investment income to average net assets by 0.15% and 0.41%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
17

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
International Select Dividend	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment  Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
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Notes to Financial Statements  (continued)
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
3. INVESTMENT  VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements
19

Notes to Financial Statements  (continued)
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
International Select Dividend
Barclays Capital, Inc.	$1,756,656	$(1,756,656)	$—	$—
BNP Paribas SA	1,576,863	(1,576,863)	—	—
BofA Securities, Inc.	2,558,136	(2,558,136)	—	—
Goldman Sachs & Co. LLC	5,518,334	(5,518,334)	—	—
HSBC Bank PLC	42,851,499	(42,851,499)	—	—
J.P. Morgan Securities LLC	6,045,136	(6,045,136)	—	—
Macquarie Bank Ltd.	18,421	(16,325)	—	2,096(b)
Morgan Stanley	10,819,798	(10,819,798)	—	—
Scotia Capital (USA), Inc.	296,030	(296,030)	—	—
UBS AG	471,770	(471,770)	—	—
	$71,912,643	$(71,910,547)	$—	$2,096

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of April 30, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities
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2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may
Notes to Financial Statements
21

Notes to Financial Statements  (continued)
be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073
Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver for the Fund in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.
For the year ended April 30, 2024, there were no fees waived by BFA pursuant to this arrangement.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended April 30, 2024, the Fund paid BTC $1,334,562 for securities lending agent services.
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
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2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2024, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
International Select Dividend	$34,703,908	$19,058,408	$(3,900,235)
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
International Select Dividend	$2,097,144,779	$2,209,900,659
For the year ended April 30, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
International Select Dividend	$9,850,720	$759,520,436
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
International Select Dividend	$27,325,717	$ (27,325,717)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/24	Year Ended 04/30/23
International Select Dividend
Ordinary income	$310,046,633	$304,367,747
As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
International Select Dividend	$45,574,716	$(1,338,068,550)	$(146,045,739)	$(1,438,539,573)
Notes to Financial Statements
23

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Select Dividend	$4,252,147,006	$301,209,010	$(446,708,378)	$(145,499,368)
9. LINE OF CREDIT
The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended April 30, 2024, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
24
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
iShares ETF	Shares	Amount	Shares	Amount
International Select Dividend
Shares sold	800,000	$21,685,544	29,750,000	$855,301,402
Shares redeemed	(33,000,000)	(882,130,470)	(4,050,000)	(105,986,422)
	(32,200,000)	$(860,444,926)	25,700,000	$749,314,980
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
Notes to Financial Statements
25

Notes to Financial Statements  (continued)
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Select Dividend ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years' withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
The iShares International Select Dividend ETF is seeking a closing agreement with the Internal Revenue Service ("IRS") to address any prior years' U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund  paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The  Fund,has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
26
2024 iShares Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of iShares International Select Dividend ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares International Select Dividend ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
27

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
iShares ETF	Qualified Dividend Income
International Select Dividend	$273,376,626
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Select Dividend	$318,017,378	$31,230,786
28
2024 iShares Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares International Select Dividend ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program
29

Supplemental Information (unaudited)
Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
30
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Laura F. Fergerson (1962)	Trustee since (2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Trustee and Officer Information
31

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
James Lam (1961)	Trustee (since 2024).
President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute
(since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member,
Zicklin School of Business Dean's Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight
Committee Chair and Audit Committee Member of E*TRADE Financial and
E*TRADE Bank (2012-2020).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex,
the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
32
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
Trustee and Officer Information
33

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 •  Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.
34
2024 iShares Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
NVS	Non-Voting Shares
Glossary of Terms Used in this Report
35

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This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-406-0424

April 30, 2024

2024 Annual Report

iShares Trust
• iShares Environmentally Aware Real Estate ETF | ERET | NASDAQ
• iShares Global REIT ETF | REET | NYSE Arca
• iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global equity markets advanced during the 12 months ended April 30, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.46% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about potential disruptions to the global economy. Fighting continued in Ukraine, and conflict erupted in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 before slowing slightly in the first quarter of 2024. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth and promoted spending. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.
European stocks posted strong gains as energy prices stabilized, and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending grew slowly, leading to less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period, but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, helped by the strong performance of Japanese equities. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese stocks. However, Chinese equities were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.

2024 iShares Annual Report to Shareholders

Fund Summary as of April 30, 2024
iShares® Environmentally Aware Real Estate ETF
Investment Objective
The iShares Environmentally Aware Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of developed market real estate equities while targeting increased exposure to green certification and energy efficiency relative to the parent index as represented by FTSE EPRA Nareit Developed Green Target Index (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in that Index.
Performance
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.05)%	0.39%	(1.05)%	0.57%
Fund Market	(1.21)	0.52	(1.21)	0.76
Index	(1.07)	0.11	(1.07)	0.16
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 15, 2022. The first day of secondary market trading was November 17, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,115.00	$1.58	$1,000.00	$1,023.40	$1.51	0.30%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of April 30, 2024  (continued)
iShares® Environmentally Aware Real Estate ETF
Portfolio Management Commentary
In environmental, social, and governance (“ESG”) news, on the environmental front, global investment in clean energy rose sharply to $1.8 trillion in 2023, a new annual record. Investors in real estate took environmental concerns into account by seeking investments in properties certified by Leadership in Energy and Environmental Design (“LEED”). LEED certifications attest to a building’s energy efficiency and sustainability. A streamlined process for obtaining LEED certification along with other international green building designations generated significant interest from projects in 38 different countries. Global sustainable fund flows, as measured by Morningstar, rose during the reporting period despite outflows in the U.S. In corporate governance, the U.S. Securities and Exchange Commission enacted a requirement for annual disclosure of climate-related financial risks, while the E.U. finalized disclosure requirements for a wide range of concerns, including non-financial risks.
In this environment, stocks of developed market real estate with increased exposure to green certifications declined for the reporting period. Stocks from Hong Kong detracted the most from the Index’s performance. Increasing investor wariness about properties linked with China and China’s ongoing property market weakness weighed on the value of real estate investment trusts (“REITs”) from Hong Kong. Concerns about regulatory and governance changes weighed on Hong Kong REITs as vacancies grew, pressuring prices. Higher interest rates also negatively impacted the industry, as borrowing costs rose notably. China’s real estate slowdown also worked against REITs from Singapore, which often invest in Chinese properties.
On the upside, U.S. real estate stocks advanced for the reporting period. Asset sales and stabilizing tenancy rates helped the office REITs industry solidify its financial position, while strong consumer spending benefited retail REITs. German REITs also gained, as the real estate operating companies industry was bolstered by low vacancies and growth in rentals.
In terms of relative performance, the Index outperformed the broader market, as represented by the FTSE EPRA Nareit Developed Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an MSCI ESG quality score of 6.0 and an MSCI ESG fund rating of A.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Retail REITs	15.8%
Industrial REITs	14.5
Multi-Family Residential REITs	12.1
Office REITs	9.5
Data Center REITs	8.7
Diversified REITs	7.7
Real Estate Operating Companies	7.5
Health Care REITs	5.9
Diversified Real Estate Activities	5.6
Self Storage REITs	4.3
Single-Family Residential REITs	3.1
Hotel & Resort REITs	2.3
Other Specialized REITs	2.0
Other (each representing less than 1%)	1.0
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	61.0%
Japan	9.7
Australia	5.0
Singapore	4.9
Hong Kong	4.4
United Kingdom	3.6
Germany	2.3
Canada	2.0
Sweden	1.8
France	1.7

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of April 30, 2024
iShares® Global REIT ETF
Investment Objective
The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.50)%	(0.14)%	2.74%	(1.50)%	(0.69)%	30.39%
Fund Market	(1.74)	(0.15)	2.73	(1.74)	(0.72)	30.23
Index	(1.99)	(0.85)	1.98	(1.99)	(4.16)	21.21
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 8, 2014. The first day of secondary market trading was July 10, 2014.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,114.10	$0.74	$1,000.00	$1,024.20	$0.70	0.14%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of April 30, 2024  (continued)
iShares® Global REIT ETF
Portfolio Management Commentary
Global real estate investment trusts (“REITs”) declined during the reporting period, as a slowing global economy weighed on property markets. Higher interest rates both increased companies’ borrowing costs and drove bond yields higher, reducing the relative attractiveness of REITs’ dividends for income-oriented investors.
Japan’s REITs detracted the most from the Index’s performance, led by industrial REITs. A weaker Japanese yen weighed on performance in U.S. dollar terms, while higher interest rates in other countries made the yield offered by Japanese REITs less competitive. However, late in the reporting period, the Bank of Japan changed its longstanding negative interest rate policy by raising interest rates. Additionally, the volume of commercial real estate investment fell, largely due to a decline in foreign investors. Although a rise in the industrial property supply pushed vacancy rates higher in some of Japan’s larger metropolitan areas, rents began to recover amid strong demand for data centers.
Hong Kong REITs also detracted from performance, as the region’s subdued economy and property market challenges weighed on retail REITs. Real estate developers cited excessive taxes on property transactions for Hong Kong’s largest real estate slump in two decades. Additionally, investor concerns about China’s beleaguered property market negatively affected Hong Kong REITs.
REITs in Singapore also detracted from the Index’s return. Industrial REITs in particular were pressured by rising interest rates and currency volatility, which constrained dividends. Canadian REITs also declined, as their typically higher debt levels make them especially interest-rate sensitive.
On the upside, France’s retail REITs contributed to the Index’s performance. Significantly lower inflation led to increased optimism that the ECB might cut interest rates sooner than the Fed, lowering financing costs for REITs.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Retail REITs	19.4%
Industrial REITs	18.6
Multi-Family Residential REITs	10.7
Health Care REITs	9.1
Diversified REITs	8.3
Data Center REITs	8.2
Office REITs	7.9
Self Storage REITs	6.5
Single-Family Residential REITs	4.3
Other Specialized REITs	3.5
Hotel & Resort REITs	3.4
Other (each representing less than 1%)	0.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	69.9%
Australia	6.6
Japan	6.5
United Kingdom	4.7
Singapore	3.0
Canada	2.3
France	1.9
Belgium	1.1
Hong Kong	0.9
Mexico	0.8

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of April 30, 2024
iShares® International Developed Real Estate ETF
Investment Objective
The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.77)%	(3.83)%	(0.01)%	(2.77)%	(17.75)%	(0.12)%
Fund Market	(3.42)	(3.95)	(0.10)	(3.42)	(18.25)	(0.99)
Index	(2.01)	(3.65)	0.20	(2.01)	(16.99)	2.04
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,130.20	$3.18	$1,000.00	$1,021.90	$3.02	0.60%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of April 30, 2024  (continued)
iShares® International Developed Real Estate ETF
Portfolio Management Commentary
International developed real estate stocks declined during the reporting period, as a slowing global economy and higher interest rates weighed on global property markets. Higher interest rates both increased companies’ borrowing costs and pushed bond yields higher, reducing the relative attractiveness of real estate investment trust (“REIT”) dividends for income-oriented investors.
Real estate stocks in Hong Kong detracted the most from the Index’s performance, led by the diversified real estate activities industry. Slumping property prices and soft transaction volumes weighed on property developers’ earnings. Additionally, a rising supply of office space added to concerns about the outlook for rents. The real estate operating companies industry also declined as profits diminished amid a tepid economic recovery, negative impacts on tourism-dependent properties from a strong currency, and significant pressure from rising costs of financing, labor, and energy.
REITs in Singapore also detracted from the Index’s performance. Industrial REITs in particular were hindered by rising interest rates and currency volatility, which constrained dividends. Canadian REITs also declined, as their typically higher debt levels make them especially interest-rate sensitive.
On the upside, the Japanese diversified real estate activities industry contributed to the Index’s performance. The stock of one of the largest companies in the industry rose sharply after management announced new business plans that raised expectations for growth and included a stock repurchase plan. German real estate operating companies also benefited the Index’s performance, as significantly lower inflation led to increased optimism that the ECB might cut interest rates sooner than the Fed. Additionally, higher rents boosted earnings, allowing increased dividend payments from REITs focused on the residential rental market.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Real Estate Operating Companies	19.3%
Industrial REITs	17.7
Retail REITs	15.4
Diversified Real Estate Activities	14.8
Diversified REITs	12.7
Office REITs	7.5
Multi-Family Residential REITs	4.4
Real Estate Development	2.1
Health Care REITs	2.1
Hotel & Resort REITs	1.6
Self Storage REITs	1.3
Other (each representing less than 1%)	1.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Japan	26.8%
Australia	15.1
United Kingdom	11.0
Hong Kong	8.4
Singapore	8.1
Canada	6.2
Germany	5.4
Sweden	5.0
France	4.3
Switzerland	3.0

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses

Schedule of Investments
April 30, 2024
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Data Center REITs — 8.7%
Digital Core REIT Management Pte Ltd.	2,100	$1,281
Digital Realty Trust Inc.	2,220	308,092
Equinix Inc.	610	433,777
Keppel DC REIT	5,400	6,735
		749,885
Diversified Real Estate Activities — 5.6%
Allreal Holding AG, Registered	51	8,237
City Developments Ltd.	2,700	12,101
Heiwa Real Estate Co. Ltd.	200	5,529
Mitsubishi Estate Co. Ltd.	5,900	108,116
Mitsui Fudosan Co. Ltd.	11,900	121,107
New World Development Co. Ltd.	19,000	20,177
Nomura Real Estate Holdings Inc.	600	16,798
Sumitomo Realty & Development Co. Ltd.	1,700	58,827
Sun Hung Kai Properties Ltd.	11,500	106,087
Tokyo Tatemono Co. Ltd.	600	9,984
UOL Group Ltd.	3,900	16,652
		483,615
Diversified REITs — 7.7%
Abrdn Property Income Trust Ltd.	1,956	1,225
Activia Properties Inc.	7	17,374
AEW U.K. REIT PLC	813	855
Alexander & Baldwin Inc.	333	5,484
American Assets Trust Inc.	420	8,967
Argosy Property Ltd.	4,323	2,858
Armada Hoffler Properties Inc.	582	6,123
Balanced Commercial Property Trust Ltd.	2,946	2,864
British Land Co. PLC (The)	7,941	38,293
Broadstone Net Lease Inc.	1,236	17,996
Charter Hall Long Wale REIT	3,016	6,524
Covivio SA/France	264	13,141
Cromwell European Real Estate Investment Trust	1,800	2,859
Custodian Property Income REIT PLC	2,010	1,850
Daiwa House REIT Investment Corp.	12	20,157
Empire State Realty Trust Inc., Class A	1,965	17,881
Essential Properties Realty Trust Inc.	926	24,391
Global Net Lease Inc.	1,359	9,445
GPT Group (The)	15,132	40,696
Growthpoint Properties Australia Ltd.	2,055	3,145
H&R Real Estate Investment Trust	1,257	8,218
Hankyu Hanshin REIT Inc.	3	2,685
Heiwa Real Estate REIT Inc.	5	4,483
Hulic REIT Inc.	3	2,867
ICADE	144	3,829
KDX Realty Investment Corp.	15	14,795
Land Securities Group PLC	3,612	29,192
LondonMetric Property PLC	9,441	23,045
Merlin Properties SOCIMI SA	3,687	41,476
Mirvac Group	41,358	54,190
Mori Trust REIT Inc.	6	2,784
NIPPON REIT Investment Corp.	3	6,776
Nomura Real Estate Master Fund Inc.	21	20,074
NTT UD REIT Investment Corp.	9	6,900
OUE REIT	29,100	5,734
Picton Property Income Ltd.	2,436	2,008
Schroder REIT Ltd.	3,483	1,932
Sekisui House REIT Inc.	54	27,670
SK REITs Co. Ltd.	615	1,840
Star Asia Investment Corp.	9	3,511
Stockland	15,333	43,440
Security	Shares	Value
Diversified REITs (continued)
Stride Property Group	2,178	$1,604
Sunlight REIT	9,000	1,933
Suntec REIT	20,400	16,083
Takara Leben Real Estate Investment Corp.	3	1,944
Tokyu REIT Inc.	6	6,174
UK Commercial Property REIT Ltd.	2,670	2,241
United Urban Investment Corp.	9	8,624
WP Carey Inc.	1,362	74,692
		662,872
Health Care Facilities — 0.2%
Chartwell Retirement Residences	1,506	13,664
Health Care REITs — 5.9%
Aedifica SA	273	17,444
Assura PLC	6,840	3,502
CareTrust REIT Inc.	336	8,306
Cofinimmo SA	129	8,545
Community Healthcare Trust Inc.	52	1,380
Healthcare Realty Trust Inc., Class A	801	11,398
Healthpeak Properties Inc.	2,266	42,170
Life Science Reit PLC	1,271	627
LTC Properties Inc.	93	3,078
Medical Properties Trust Inc.(a)	1,407	6,472
National Health Investors Inc.	273	17,216
NorthWest Healthcare Properties REIT	339	1,244
Omega Healthcare Investors Inc.	564	17,151
Parkway Life REIT	1,500	3,938
Primary Health Properties PLC	2,409	2,757
Sabra Health Care REIT Inc.	615	8,561
Target Healthcare REIT PLC	1,497	1,450
Ventas Inc.	3,332	147,541
Welltower Inc.	2,160	205,805
		508,585
Hotel & Resort REITs — 2.3%
Apple Hospitality REIT Inc.	825	12,177
CapitaLand Ascott Trust	6,680	4,437
CDL Hospitality Trusts	2,100	1,494
DiamondRock Hospitality Co.	1,023	9,105
Far East Hospitality Trust	2,700	1,216
Host Hotels & Resorts Inc.	3,813	71,951
Hotel Property Investments Ltd.	2,010	4,208
Invincible Investment Corp.	9	4,032
Japan Hotel REIT Investment Corp.	6	3,153
Park Hotels & Resorts Inc.	843	13,598
Pebblebrook Hotel Trust	558	8,108
RLJ Lodging Trust	657	7,227
Ryman Hospitality Properties Inc.	261	27,530
Service Properties Trust	687	4,211
Summit Hotel Properties Inc.	465	2,795
Sunstone Hotel Investors Inc.	1,281	13,066
Xenia Hotels & Resorts Inc.	779	10,805
		199,113
Industrial REITs — 14.5%
Advance Logistics Investment Corp.	3	2,315
AIMS APAC REIT	5,247	4,839
Americold Realty Trust Inc.	1,380	30,319
ARGAN SA, NVS	48	3,773
CapitaLand Ascendas REIT	30,600	57,963
Centuria Industrial REIT	2,766	5,648
CRE Logistics REIT Inc.	3	2,871
Dream Industrial REIT	738	6,653

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Industrial REITs (continued)
EastGroup Properties Inc.	365	$56,706
ESR Kendall Square REIT Co. Ltd.	1,278	4,245
ESR-LOGOS REIT	43,200	9,178
First Industrial Realty Trust Inc.	638	28,978
Frasers Logistics & Commercial Trust	36,600	26,512
GLP J-REIT	33	26,839
Goodman Property Trust	4,731	6,356
Granite REIT	267	13,198
Industrial & Infrastructure Fund Investment Corp.	10	8,269
Innovative Industrial Properties Inc.	93	9,616
Japan Logistics Fund Inc.	3	5,349
LaSalle Logiport REIT	27	27,080
LXP Industrial Trust.	1,785	14,905
Mapletree Industrial Trust	17,400	28,812
Mapletree Logistics Trust	18,900	18,547
Mitsubishi Estate Logistics REIT Investment Corp.	3	7,689
Mitsui Fudosan Logistics Park Inc.	6	17,213
Montea NV	147	12,603
Nippon Prologis REIT Inc.	33	57,038
Prologis Inc.	5,630	574,542
Rexford Industrial Realty Inc.	855	36,603
Segro PLC	4,341	45,659
SOSiLA Logistics REIT Inc.	9	7,086
STAG Industrial Inc.	663	22,801
Terreno Realty Corp.	342	18,588
Tritax Big Box REIT PLC	12,387	23,397
Urban Logistics REIT PLC	2,208	3,195
Warehouse REIT PLC	1,527	1,521
Warehouses De Pauw CVA	849	22,451
		1,249,357
Multi-Family Residential REITs — 12.0%
Advance Residence Investment Corp.	6	12,972
Apartment Income REIT Corp.	1,158	44,444
Apartment Investment & Management Co., Class A(b)	804	6,432
AvalonBay Communities Inc.	1,218	230,896
Boardwalk REIT	126	6,487
Camden Property Trust	705	70,274
Canadian Apartment Properties REIT	621	19,330
Centerspace	102	6,860
Comforia Residential REIT Inc.	3	6,494
Daiwa Securities Living Investments Corp.	15	10,185
Elme Communities	765	11,597
Empiric Student Property PLC	2,502	2,812
Equity Residential	3,243	208,849
Essex Property Trust Inc.	460	113,275
Independence Realty Trust Inc.	1,044	16,464
Ingenia Communities Group	3,000	8,892
InterRent REIT	627	5,456
Irish Residential Properties REIT PLC	2,940	3,109
Killam Apartment REIT	420	5,245
Mid-America Apartment Communities Inc.	791	102,830
NexPoint Residential Trust Inc.	162	5,547
Nippon Accommodations Fund Inc.	2	8,329
Samty Residential Investment Corp.	3	2,064
Triple Point Social Housing REIT PLC(c)	291	219
UDR Inc.	2,452	93,372
UNITE Group PLC (The)	2,154	24,901
Veris Residential Inc.	624	8,992
Xior Student Housing NV	100	2,975
		1,039,302
Security	Shares	Value
Office REITs — 9.5%
Abacus Group	2,679	$1,996
Alexandria Real Estate Equities Inc.	1,047	121,316
Allied Properties REIT	513	6,309
Boston Properties Inc.	1,749	108,246
Brandywine Realty Trust	1,653	7,505
Centuria Office REIT	1,449	1,105
Champion REIT	27,000	6,015
COPT Defense Properties	819	19,631
Cousins Properties Inc.	2,481	56,914
Cromwell Property Group	8,058	2,093
Daiwa Office Investment Corp.	2	7,292
Derwent London PLC	593	15,235
Dexus	6,414	29,134
Douglas Emmett Inc.	909	12,462
Easterly Government Properties Inc., Class A	711	8,311
Gecina SA	252	25,730
Global One Real Estate Investment Corp.	9	6,124
Great Portland Estates PLC	1,290	6,319
Helical PLC	468	1,193
Highwoods Properties Inc.	989	25,912
Hudson Pacific Properties Inc.	2,016	11,693
Ichigo Office REIT Investment Corp.	12	6,153
Inmobiliaria Colonial SOCIMI SA	2,172	12,703
Japan Excellent Inc.	11	8,986
Japan Prime Realty Investment Corp.	3	6,492
Japan Real Estate Investment Corp.	5	16,956
JBG SMITH Properties	2,310	34,673
JR Global REIT	955	2,780
Keppel REIT	30,300	19,455
Kilroy Realty Corp.	1,500	50,700
Mirai Corp.	12	3,436
Mori Hills REIT Investment Corp.	15	13,053
Nippon Building Fund Inc.	6	22,925
NSI NV	87	1,651
Orix JREIT Inc.	21	22,136
Paramount Group Inc.	3,091	14,342
Piedmont Office Realty Trust Inc., Class A	1,728	11,906
Precinct Properties Group	7,476	5,154
Prosperity REIT	21,000	3,340
Sankei Real Estate Inc.	3	1,737
SL Green Realty Corp.	642	31,991
Vornado Realty Trust	1,693	44,069
Workspace Group PLC	357	2,207
		817,380
Other Specialized REITs — 2.0%
Arena REIT	1,626	3,836
EPR Properties	237	9,620
Four Corners Property Trust Inc.	663	15,547
Gaming and Leisure Properties Inc.	957	40,893
Safehold Inc.	333	6,074
VICI Properties Inc., Class A	3,354	95,757
		171,727
Real Estate Development — 0.7%
CK Asset Holdings Ltd.	11,000	46,921
Lifestyle Communities Ltd.	465	3,548
Sino Land Co. Ltd.	14,000	14,969
		65,438
Real Estate Operating Companies — 7.4%
Abrdn European Logistics Income PLC(c)	5,304	3,924
Aeon Mall Co. Ltd.	300	3,430
Amot Investments Ltd.	1,170	4,907
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Operating Companies (continued)
Aroundtown SA(b)	4,506	$9,341
Atrium Ljungberg AB, Class B	504	8,936
Azrieli Group Ltd.	306	19,688
CA Immobilien Anlagen AG	285	9,270
CapitaLand Investment Ltd/Singapore	17,400	33,649
Castellum AB(b)	2,447	29,075
Catena AB	159	6,959
Cibus Nordic Real Estate AB	126	1,641
Citycon OYJ	318	1,301
Corem Property Group AB, Class B	2,706	2,010
Deutsche EuroShop AG	282	5,701
Deutsche Wohnen SE	276	5,207
Dios Fastigheter AB	510	3,897
Entra ASA(b)(c)	393	3,630
Fabege AB	1,563	11,954
Fastighets AB Balder, Class B(b)	2,775	17,492
Grainger PLC	2,232	7,154
Grand City Properties SA(b)	492	5,494
Hongkong Land Holdings Ltd.	7,500	23,964
Hufvudstaden AB, Class A	1,260	14,635
Hulic Co. Ltd.	1,500	13,822
Hysan Development Co. Ltd.	5,000	7,793
Intershop Holding AG	20	2,680
Kennedy-Wilson Holdings Inc.	1,164	9,999
Kojamo OYJ(b)	912	10,075
LEG Immobilien SE(b)	439	37,266
Melisron Ltd.	126	8,644
Mobimo Holding AG, Registered	27	7,558
NP3 Fastigheter AB	99	2,084
Nyfosa AB	705	6,099
Pandox AB, Class B	237	3,665
Platzer Fastigheter Holding AB, Class B	249	2,013
PSP Swiss Property AG, Registered	144	17,801
Sagax AB, Class B	732	18,331
Samhallsbyggnadsbolaget i Norden AB(a)	5,264	1,888
Sirius Real Estate Ltd.	5,184	6,305
StorageVault Canada Inc., NVS	489	1,680
Swire Properties Ltd.	11,400	23,577
Swiss Prime Site AG, Registered	333	30,747
TAG Immobilien AG(b)	1,038	14,758
Tricon Residential Inc.	609	6,821
VGP NV	54	5,875
Vonovia SE	3,934	113,677
Wallenstam AB, Class B	1,788	7,904
Wharf Real Estate Investment Co. Ltd.	12,000	37,230
Wihlborgs Fastigheter AB	1,326	11,106
		642,657
Retail REITs — 15.7%
Acadia Realty Trust	346	5,979
AEON REIT Investment Corp.	11	9,620
Agree Realty Corp.	411	23,517
Ascencio	36	1,861
Brixmor Property Group Inc.	961	21,238
BWP Trust	3,420	7,826
Capital & Counties Properties PLC	5,478	9,170
CapitaLand Integrated Commercial Trust	54,900	78,260
Carmila SA	420	7,056
Charter Hall Retail REIT	3,018	6,440
Choice Properties REIT	1,200	11,349
Crombie REIT	339	3,164
Eurocommercial Properties NV	558	12,691
Federal Realty Investment Trust	436	45,418
Security	Shares	Value
Retail REITs (continued)
First Capital Real Estate Investment Trust	1,284	$13,785
Fortune REIT	6,000	2,948
Frasers Centrepoint Trust	15,000	23,761
Frontier Real Estate Investment Corp.	1	2,907
Fukuoka REIT Corp.	3	3,222
Getty Realty Corp.	297	8,049
Hamborner REIT AG	459	3,132
Hammerson PLC	39,935	13,593
HomeCo Daily Needs REIT	10,361	8,123
InvenTrust Properties Corp.	219	5,549
Japan Metropolitan Fund Invest	12	7,245
Kimco Realty Corp.	2,636	49,109
Kite Realty Group Trust	1,020	22,236
Kiwi Property Group Ltd.	8,721	4,152
Klepierre SA	1,494	40,117
Lar Espana Real Estate SOCIMI SA	690	5,029
Lendlease Global Commercial REIT	24,000	9,546
Link REIT	20,100	86,124
LOTTE REIT Co. Ltd.	426	977
Macerich Co. (The)	768	10,568
Mapletree Pan Asia Commercial Trust	31,800	29,141
Mercialys SA	1,221	13,216
NETSTREIT Corp.	384	6,470
NewRiver REIT PLC	2,121	1,981
NNN REIT Inc.	828	33,559
Paragon REIT	8,400	5,200
Phillips Edison & Co. Inc.	465	15,205
Prinmaris REIT	459	4,401
Realty Income Corp.	2,532	135,563
Regency Centers Corp.	764	45,244
Region RE Ltd.	8,112	11,372
Retail Estates NV	60	4,188
Retail Opportunity Investments Corp.	491	6,025
RioCan REIT	1,905	24,133
Scentre Group	37,166	75,263
Simon Property Group Inc.	1,249	175,522
SITE Centers Corp.	534	7,204
SmartCentres Real Estate Investment Trust	1,002	16,217
Starhill Global REIT	9,600	3,341
Supermarket Income REIT PLC	6,591	5,954
Tanger Inc.	580	16,443
Unibail-Rodamco-Westfield, New(b)	477	39,750
Urban Edge Properties	450	7,528
Vastned Retail NV	81	1,811
Vicinity Ltd.	80,429	98,491
Waypoint REIT Ltd	4,119	6,181
Wereldhave NV	282	3,915
		1,357,079
Self Storage REITs — 4.2%
Abacus Storage King	2,511	1,831
Big Yellow Group PLC	657	8,838
CubeSmart	924	37,367
Extra Space Storage Inc.	875	117,495
National Storage Affiliates Trust	330	11,563
National Storage REIT	4,341	5,986
Public Storage	659	170,978
Safestore Holdings PLC	784	7,556
Shurgard Self Storage Ltd.	93	3,811
		365,425
Single-Family Residential REITs — 3.1%
American Homes 4 Rent, Class A	1,398	50,048

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Environmentally Aware Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Single-Family Residential REITs (continued)
Equity LifeStyle Properties Inc.	1,027	$61,918
Invitation Homes Inc.	2,459	84,098
PRS REIT PLC (The)	5,601	5,520
Sun Communities Inc.	579	64,454
Tritax EuroBox PLC(c)	5,163	3,581
		269,619
Total Long-Term Investments — 99.5% (Cost: $8,949,714)		8,595,718
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(d)(e)(f)	8,209	8,212
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(d)(e)	10,000	10,000
Total Short -Term Investments — 0.2% (Cost: $18,212)		18,212
Total Investments — 99.7% (Cost: $8,967,926)		8,613,930
Other Assets Less Liabilities — 0.3%		27,435
Net Assets — 100.0%		$8,641,365

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$66,735	$—	$(58,516)(a)	$(7)	$—	$8,212	8,209	$596 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000 (a)	—	—	—	10,000	10,000	447	—
				$(7)	$—	$18,212		$1,043	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	1	06/21/24	$32	$(3,038)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® Environmentally Aware Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,038	$—	$—	$—	$3,038

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,456)	$—	$—	$—	$(1,456)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,889)	$—	$—	$—	$(3,889)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$32,175
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,588,886	$3,006,832	$—	$8,595,718
Short-Term Securities
Money Market Funds	18,212	—	—	18,212
	$5,607,098	$3,006,832	$—	$8,613,930
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,038)	$—	$—	$(3,038)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments
April 30, 2024
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 6.6%
Abacus Group	1,287,496	$959,481
Abacus Storage King	1,287,496	938,969
Arena REIT	870,726	2,054,397
BWP Trust	1,196,350	2,737,711
Centuria Industrial REIT	1,298,582	2,651,528
Centuria Office REIT	1,192,592	909,577
Charter Hall Long Wale REIT	1,638,426	3,543,902
Charter Hall Retail REIT	1,218,574	2,600,138
Charter Hall Social Infrastructure REIT	850,488	1,389,219
Cromwell Property Group	3,671,406	953,675
Dexus	2,675,023	12,150,518
Dexus Industria REIT	540,421	1,016,117
Goodman Group	4,585,231	92,619,958
GPT Group (The)	4,760,780	12,803,799
Growthpoint Properties Australia Ltd.	655,438	1,003,119
HealthCo REIT	1,140,490	880,261
HomeCo Daily Needs REIT	4,268,914	3,346,981
Hotel Property Investments Ltd.	451,255	944,648
Mirvac Group	9,792,926	12,831,361
National Storage REIT	3,087,800	4,257,850
Region RE Ltd.	2,867,267	4,019,487
Scentre Group	12,862,434	26,047,069
Stockland	5,929,390	16,798,652
Vicinity Ltd.	9,371,616	11,476,190
Waypoint REIT Ltd	1,649,108	2,474,521
		221,409,128
Belgium — 1.1%
Aedifica SA	116,935	7,471,866
Ascencio	13,012	672,630
Cofinimmo SA	91,276	6,046,267
Home Invest Belgium SA, NVS	24,762	436,031
Montea NV	44,367	3,803,755
Retail Estates NV	29,879	2,085,513
Shurgard Self Storage Ltd.	76,089	3,118,216
Warehouses De Pauw CVA	416,657	11,018,228
Xior Student Housing NV	81,588	2,427,274
		37,079,780
Canada — 2.3%
Allied Properties REIT	313,705	3,857,935
Boardwalk REIT	99,616	5,128,236
Canadian Apartment Properties REIT	414,342	12,896,927
Choice Properties REIT	635,546	6,010,830
Crombie REIT	260,268	2,429,408
Dream Industrial REIT	625,232	5,636,240
First Capital Real Estate Investment Trust	525,090	5,637,475
Granite REIT	148,167	7,324,131
H&R Real Estate Investment Trust	635,211	4,152,761
InterRent REIT	333,180	2,899,427
Killam Apartment REIT	282,335	3,525,470
NorthWest Healthcare Properties REIT	519,504	1,905,710
Prinmaris REIT	233,179	2,235,835
RioCan REIT	742,833	9,410,531
SmartCentres Real Estate Investment Trust	321,501	5,203,241
		78,254,157
China — 0.0%
Yuexiu REIT(a)	5,690,000	629,466
France — 1.9%
ARGAN SA, NVS	24,998	1,965,205
Carmila SA	144,533	2,428,223
Security	Shares	Value
France (continued)
Covivio SA/France	131,932	$6,567,064
Gecina SA	128,347	13,104,458
ICADE	79,045	2,101,604
Klepierre SA	511,081	13,723,754
Mercialys SA	231,849	2,509,571
Unibail-Rodamco-Westfield, New(b)	255,514	21,292,736
		63,692,615
Germany — 0.0%
Hamborner REIT AG	184,012	1,255,512
Hong Kong — 0.9%
Champion REIT	4,542,000	1,011,820
Fortune REIT	3,343,000	1,642,340
Link REIT	6,325,020	27,101,395
Prosperity REIT	2,856,000	454,272
Sunlight REIT	2,460,000	528,320
		30,738,147
India — 0.4%
Embassy Office Parks REIT	2,175,439	9,377,961
Mindspace Business Parks REIT(c)	555,002	2,358,957
Nexus Select Trust, NVS	819,709	1,312,703
		13,049,621
Ireland — 0.0%
Irish Residential Properties REIT PLC	1,137,445	1,202,957
Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(a)	168,285	295,612
Japan — 6.5%
Activia Properties Inc.	1,791	4,445,171
Advance Logistics Investment Corp.	1,645	1,269,148
Advance Residence Investment Corp.	3,306	7,147,616
AEON REIT Investment Corp.	4,391	3,840,028
Comforia Residential REIT Inc.	1,708	3,697,379
CRE Logistics REIT Inc.	1,458	1,395,485
Daiwa House REIT Investment Corp.	5,535	9,297,559
Daiwa Office Investment Corp.	661	2,409,948
Daiwa Securities Living Investments Corp.	4,809	3,265,352
Frontier Real Estate Investment Corp.	1,184	3,441,999
Fukuoka REIT Corp.	1,761	1,891,505
Global One Real Estate Investment Corp.	2,516	1,712,117
GLP J-REIT(a)	11,487	9,342,517
Hankyu Hanshin REIT Inc.	1,652	1,478,773
Health Care & Medical Investment Corp.	868	724,369
Heiwa Real Estate REIT Inc.	2,506	2,246,695
Hoshino Resorts REIT Inc.	626	2,191,344
Hulic REIT Inc.	3,186	3,044,965
Ichigo Office REIT Investment Corp.	2,864	1,468,572
Industrial & Infrastructure Fund Investment Corp.	5,819	4,811,616
Invincible Investment Corp.	16,637	7,454,051
Japan Excellent Inc.	3,116	2,545,444
Japan Hotel REIT Investment Corp.	11,463	6,023,777
Japan Logistics Fund Inc.	2,204	3,929,778
Japan Metropolitan Fund Invest	17,009	10,268,816
Japan Prime Realty Investment Corp.	2,265	4,901,149
Japan Real Estate Investment Corp.	3,301	11,194,154
KDX Realty Investment Corp.	10,243	10,103,050
LaSalle Logiport REIT	4,695	4,708,994
Mirai Corp.	4,621	1,323,122
Mitsubishi Estate Logistics REIT Investment Corp.	1,213	3,109,113
Mitsui Fudosan Logistics Park Inc.	1,409	4,042,204
Mori Hills REIT Investment Corp.	3,876	3,372,971
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Mori Trust REIT Inc.	6,234	$2,892,363
Nippon Accommodations Fund Inc.	1,145	4,768,364
Nippon Building Fund Inc.	3,796	14,503,736
Nippon Prologis REIT Inc.	6,081	10,510,608
NIPPON REIT Investment Corp.	1,078	2,434,710
Nomura Real Estate Master Fund Inc.	11,190	10,696,743
NTT UD REIT Investment Corp.	3,527	2,704,019
One REIT Inc.	591	994,992
Orix JREIT Inc.	6,520	6,872,603
Samty Residential Investment Corp.	992	682,622
Sankei Real Estate Inc.	1,164	674,148
Sekisui House REIT Inc.	10,159	5,205,464
SOSiLA Logistics REIT Inc.	1,784	1,404,602
Star Asia Investment Corp.	5,447	2,124,993
Starts Proceed Investment Corp.	611	801,405
Takara Leben Real Estate Investment Corp.	1,616	1,047,323
Tokyu REIT Inc.	2,359	2,427,244
United Urban Investment Corp.	7,287	6,982,359
		219,827,079
Malaysia — 0.1%
Axis Real Estate Investment Trust	3,459,000	1,391,573
Pavilion REIT	3,325,300	912,759
		2,304,332
Mexico — 0.8%
Concentradora Fibra Danhos SA de CV(a)	590,215	710,776
FIBRA Macquarie Mexico(c)	1,884,776	3,390,908
Fibra Uno Administracion SA de CV	7,142,238	10,252,186
Prologis Property Mexico SA de CV	1,720,061	6,783,551
TF Administradora Industrial S de Real de CV	1,918,205	4,716,361
		25,853,782
Netherlands — 0.2%
Eurocommercial Properties NV	106,531	2,422,931
NSI NV	45,500	863,355
Vastned Retail NV	43,721	977,508
Wereldhave NV	109,946	1,526,425
		5,790,219
New Zealand — 0.3%
Argosy Property Ltd.	1,999,156	1,321,765
Goodman Property Trust	2,714,718	3,647,195
Kiwi Property Group Ltd.	4,035,153	1,921,275
Stride Property Group	1,238,255	912,052
Vital Healthcare Property Trust	1,227,904	1,577,999
		9,380,286
Philippines — 0.0%
AREIT Inc.	1,981,320	1,190,126
Saudi Arabia — 0.2%
Al Maather REIT Fund	119,999	285,430
Al Rajhi REIT	590,376	1,333,249
Alahli REIT Fund 1	114,992	247,083
Alinma Retail REIT Fund, NVS	230,289	313,757
Al-Jazira Reit Fund	31,792	150,427
Alkhabeer REIT	323,075	544,402
Bonyan REIT, NVS	166,591	436,925
Derayah REIT	282,635	525,994
MEFIC REIT, NVS	147,976	188,460
Mulkia Gulf Real Estate REIT Fund, NVS	216,028	343,286
Musharaka Real Estate Income Fund, NVS	209,371	292,514
Riyad REIT Fund	377,401	780,844
Sedco Capital REIT Fund	181,861	416,031
Sico Saudi REIT, NVS(b)	107,984	133,688
Security	Shares	Value
Saudi Arabia (continued)
Taleem REIT	80,604	$236,401
		6,228,491
Singapore — 3.0%
AIMS APAC REIT	1,596,328	1,472,240
CapitaLand Ascendas REIT	8,843,014	16,750,627
CapitaLand Ascott Trust(a)	6,079,732	4,038,108
CapitaLand China Trust(a)	2,883,630	1,400,759
CapitaLand Integrated Commercial Trust	12,611,626	17,977,810
CDL Hospitality Trusts(a)	2,218,300	1,578,701
Cromwell European Real Estate Investment Trust(a)	776,100	1,232,666
Digital Core REIT Management Pte Ltd.(a)	1,814,300	1,106,723
ESR-LOGOS REIT	15,183,742	3,225,732
Far East Hospitality Trust	2,494,600	1,123,900
First REIT(a)	2,323,000	416,933
Frasers Centrepoint Trust	2,723,270	4,313,759
Frasers Logistics & Commercial Trust	7,087,100	5,133,785
Keppel DC REIT	3,169,833	3,953,821
Keppel REIT	6,075,200	3,900,852
Lendlease Global Commercial REIT	4,152,591	1,651,612
Mapletree Industrial Trust	4,900,710	8,114,769
Mapletree Logistics Trust	8,207,513	8,054,047
Mapletree Pan Asia Commercial Trust	5,685,191	5,209,756
OUE REIT	5,028,400	990,754
Paragon REIT	2,751,100	1,703,000
Parkway Life REIT	930,500	2,442,490
Sasseur Real Estate Investment Trust(a)	1,295,500	640,608
Starhill Global REIT(a)	3,666,100	1,275,702
Suntec REIT	5,247,100	4,136,727
		101,845,881
South Africa — 0.4%
Attacq Ltd.(a)	1,834,789	981,349
Burstone Group Ltd.	1,516,478	552,784
Emira Property Fund Ltd.	603,664	312,717
Equites Property Fund Ltd.	1,904,693	1,243,843
Growthpoint Properties Ltd.	8,455,519	4,914,837
Redefine Properties Ltd.(a)	16,745,429	3,502,265
Resilient REIT Ltd.	717,579	1,686,694
Stor-Age Property REIT Ltd.(a)	894,316	633,392
		13,827,881
South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	309,711	1,028,660
JR Global REIT	295,720	860,942
LOTTE REIT Co. Ltd.	312,104	715,745
Shinhan Alpha REIT Co. Ltd.	165,352	756,596
SK REITs Co. Ltd.	278,559	833,529
		4,195,472
Spain — 0.4%
Inmobiliaria Colonial SOCIMI SA	784,411	4,587,782
Lar Espana Real Estate SOCIMI SA	142,351	1,037,594
Merlin Properties SOCIMI SA	829,808	9,334,633
		14,960,009
Thailand — 0.0%
CPN Retail Growth Leasehold REIT	4,177,800	1,172,399
Turkey — 0.1%
AKIS Gayrimenkul Yatirimi A/S(b)	963,422	547,063
Alarko Gayrimenkul Yatirim Ortakligi A/S	171,118	238,293
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	4,748,893	1,427,113
Is Gayrimenkul Yatirim Ortakligi AS(b)	1,079,920	521,182
Ozak Gayrimenkul Yatirim Ortakligi(b)	951,249	247,900
		2,981,551

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom — 4.6%
Abrdn Property Income Trust Ltd.	975,985	$611,465
AEW U.K. REIT PLC	402,660	423,533
Assura PLC	7,201,201	3,686,795
Balanced Commercial Property Trust Ltd.	1,385,072	1,346,498
Big Yellow Group PLC	464,146	6,243,841
British Land Co. PLC (The)	2,296,446	11,073,799
Capital & Counties Properties PLC	3,383,587	5,663,786
CLS Holdings PLC	423,578	436,138
Custodian Property Income REIT PLC	1,041,419	958,712
Derwent London PLC	276,467	7,102,645
Empiric Student Property PLC	1,496,187	1,681,311
Great Portland Estates PLC	534,097	2,616,133
Hammerson PLC	9,536,479	3,246,003
Helical PLC	261,210	665,846
Home REIT PLC(b)(d)	1,719,812	572,384
Impact Healthcare REIT PLC, Class B	794,497	832,929
Land Securities Group PLC	1,831,973	14,806,110
Life Science Reit PLC	896,892	442,681
LondonMetric Property PLC	4,682,190	11,428,816
NewRiver REIT PLC	776,561	725,214
Picton Property Income Ltd.	1,381,705	1,138,754
Primary Health Properties PLC	3,265,606	3,737,790
PRS REIT PLC (The)	1,311,624	1,292,711
Regional REIT Ltd.(c)	1,086,600	304,138
Residential Secure Income PLC, NVS(c)	473,753	292,997
Safestore Holdings PLC	526,374	5,073,118
Schroder REIT Ltd.	1,279,662	709,957
Segro PLC	3,311,820	34,834,128
Sirius Real Estate Ltd.	3,285,197	3,995,673
Supermarket Income REIT PLC	3,054,612	2,759,307
Target Healthcare REIT PLC	1,565,632	1,516,780
Triple Point Social Housing REIT PLC(c)	831,680	626,153
Tritax Big Box REIT PLC	4,724,004	8,922,864
UK Commercial Property REIT Ltd.	1,766,634	1,482,785
UNITE Group PLC (The)	860,509	9,947,947
Urban Logistics REIT PLC	1,114,153	1,612,156
Warehouse REIT PLC	913,364	910,052
Workspace Group PLC	363,594	2,247,389
		155,969,338
United States — 69.5%
Acadia Realty Trust	246,318	4,256,375
Agree Realty Corp.	245,794	14,064,333
Alexander & Baldwin Inc.	178,382	2,937,952
Alexandria Real Estate Equities Inc.	430,339	49,863,380
American Assets Trust Inc.	118,033	2,520,005
American Homes 4 Rent, Class A	826,816	29,600,013
Americold Realty Trust Inc.	703,230	15,449,963
Apartment Income REIT Corp.	363,747	13,960,610
Apartment Investment & Management Co., Class A(b)	352,102	2,816,816
Apple Hospitality REIT Inc.	530,777	7,834,269
Armada Hoffler Properties Inc.	169,673	1,784,960
AvalonBay Communities Inc.	351,646	66,661,532
Boston Properties Inc.	389,035	24,077,376
Brandywine Realty Trust	417,365	1,894,837
Brixmor Property Group Inc.	742,290	16,404,609
Broadstone Net Lease Inc.	462,484	6,733,767
Camden Property Trust	257,362	25,653,844
CareTrust REIT Inc.	294,902	7,289,977
Centerspace	36,891	2,480,920
Community Healthcare Trust Inc.	64,606	1,713,997
COPT Defense Properties	277,370	6,648,559
Cousins Properties Inc.	375,216	8,607,455
Security	Shares	Value
United States (continued)
CubeSmart	553,812	$22,396,157
DiamondRock Hospitality Co.	517,300	4,603,970
Digital Realty Trust Inc.	749,533	104,020,190
Douglas Emmett Inc.	374,099	5,128,897
Easterly Government Properties Inc., Class A	239,010	2,794,027
EastGroup Properties Inc.	113,365	17,612,386
Elme Communities	218,267	3,308,928
Empire State Realty Trust Inc., Class A	324,909	2,956,672
EPR Properties	184,047	7,470,468
Equinix Inc.	231,731	164,786,231
Equity LifeStyle Properties Inc.	441,349	26,608,931
Equity Residential	925,486	59,601,298
Essential Properties Realty Trust Inc.	383,686	10,106,289
Essex Property Trust Inc.	158,370	38,998,613
Extra Space Storage Inc.	518,899	69,677,758
Federal Realty Investment Trust	200,352	20,870,668
First Industrial Realty Trust Inc.	327,382	14,869,690
Four Corners Property Trust Inc.	222,421	5,215,772
Gaming and Leisure Properties Inc.	634,521	27,113,082
Getty Realty Corp.	115,961	3,142,543
Global Net Lease Inc.	478,758	3,327,368
Healthcare Realty Trust Inc., Class A	941,991	13,404,532
Healthpeak Properties Inc.	1,752,783	32,619,292
Highwoods Properties Inc.	257,999	6,759,574
Host Hotels & Resorts Inc.	1,734,104	32,722,543
Hudson Pacific Properties Inc.	337,029	1,954,768
Independence Realty Trust Inc.	555,072	8,753,485
Innovative Industrial Properties Inc.	68,664	7,099,858
InvenTrust Properties Corp.	167,196	4,236,747
Invitation Homes Inc.	1,516,374	51,859,991
JBG SMITH Properties	224,832	3,374,728
Kilroy Realty Corp.	289,232	9,776,042
Kimco Realty Corp.	1,628,891	30,346,239
Kite Realty Group Trust	535,431	11,672,396
LTC Properties Inc.	100,887	3,339,360
LXP Industrial Trust.	712,546	5,949,759
Macerich Co. (The)	531,710	7,316,330
Medical Properties Trust Inc.	1,472,123	6,771,766
Mid-America Apartment Communities Inc.	288,039	37,445,070
National Health Investors Inc.	102,658	6,473,614
National Storage Affiliates Trust	186,184	6,523,887
NETSTREIT Corp.	170,091	2,866,033
NexPoint Residential Trust Inc.	57,451	1,967,122
NNN REIT Inc.	449,714	18,226,908
Omega Healthcare Investors Inc.	606,924	18,456,559
Paramount Group Inc.	463,724	2,151,679
Park Hotels & Resorts Inc.	515,342	8,312,467
Pebblebrook Hotel Trust(a)	292,456	4,249,386
Phillips Edison & Co. Inc.	295,752	9,671,090
Piedmont Office Realty Trust Inc., Class A	310,936	2,142,349
Prologis Inc.	2,290,381	233,733,381
Public Storage	388,847	100,886,354
Realty Income Corp.	2,063,952	110,503,990
Regency Centers Corp.	448,985	26,588,892
Retail Opportunity Investments Corp.	302,828	3,715,700
Rexford Industrial Realty Inc.	521,061	22,306,621
RLJ Lodging Trust	377,185	4,149,035
Ryman Hospitality Properties Inc.	143,646	15,151,780
Sabra Health Care REIT Inc.	569,296	7,924,600
Safehold Inc.	122,332	2,231,336
Service Properties Trust	401,830	2,463,218
Simon Property Group Inc.	805,200	113,154,756
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® Global REIT ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
SITE Centers Corp.	468,906	$6,325,542
SL Green Realty Corp.	158,077	7,876,977
STAG Industrial Inc.	450,804	15,503,150
Summit Hotel Properties Inc.	258,578	1,554,054
Sun Communities Inc.	304,851	33,936,013
Sunstone Hotel Investors Inc.	505,639	5,157,518
Tanger Inc.	257,424	7,297,970
Terreno Realty Corp.	221,241	12,024,448
UDR Inc.	814,742	31,025,375
Urban Edge Properties	282,629	4,728,383
Ventas Inc.	991,230	43,891,664
Veris Residential Inc.	192,510	2,774,069
VICI Properties Inc., Class A	2,566,141	73,263,326
Vornado Realty Trust	438,337	11,409,912
Welltower Inc.	1,375,189	131,028,008
WP Carey Inc.	538,192	29,514,449
Xenia Hotels & Resorts Inc.	259,743	3,602,635
		2,348,032,217
Total Long-Term Investments — 99.4% (Cost: $3,786,957,333)		3,361,166,058
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(e)(f)(g)	12,075,839	12,079,462
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(e)(f)	7,200,000	$7,200,000
Total Short-Term Securities — 0.6% (Cost: $19,278,921)		19,279,462
Total Investments — 100.0% (Cost: $3,806,236,254)		3,380,445,520
Other Assets Less Liabilities — 0.0%		257,759
Net Assets — 100.0%		$3,380,703,279

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,717,990	$—	$(3,636,229)(a)	$(3,585)	$1,286	$12,079,462	12,075,839	$85,689 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,630,000	—	(430,000)(a)	—	—	7,200,000	7,200,000	453,979	—
				$(3,585)	$1,286	$19,279,462		$539,668	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	23	06/20/24	$2,826	$(63,813)
Dow Jones U.S. Real Estate Index	510	06/21/24	16,218	(973,168)
				$(1,036,981)

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® Global REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,036,981	$—	$—	$—	$1,036,981

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(897,671)	$—	$—	$—	$(897,671)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,434,949)	$—	$—	$—	$(1,434,949)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$16,715,832
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,527,891,995	$832,701,679	$572,384	$3,361,166,058
Short-Term Securities
Money Market Funds	19,279,462	—	—	19,279,462
	$2,547,171,457	$832,701,679	$572,384	$3,380,445,520
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(973,168)	$(63,813)	$—	$(1,036,981)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
April 30, 2024
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 15.0%
Abacus Group	89,441	$66,654
Abacus Storage King	94,383	68,833
Arena REIT	63,504	149,832
BWP Trust	96,570	220,990
Centuria Industrial REIT	93,079	190,055
Centuria Office REIT	81,824	62,406
Charter Hall Long Wale REIT	118,932	257,249
Charter Hall Retail REIT	87,015	185,669
Charter Hall Social Infrastructure REIT	59,195	96,691
Cromwell Property Group	251,581	65,350
Dexus	191,722	870,842
Dexus Industria REIT	37,544	70,591
Goodman Group	329,182	6,649,354
GPT Group (The)	341,455	918,320
Growthpoint Properties Australia Ltd.	48,177	73,733
HealthCo REIT	79,471	61,338
HomeCo Daily Needs REIT	308,903	242,191
Hotel Property Investments Ltd.	35,353	74,007
Ingenia Communities Group	65,402	193,848
Lifestyle Communities Ltd.(a)	19,411	148,104
Mirvac Group	702,583	920,572
National Storage REIT	220,480	304,026
Region RE Ltd.	208,938	292,900
Scentre Group	924,333	1,871,820
Stockland	426,638	1,208,715
Vicinity Ltd.	672,176	823,126
Waypoint REIT Ltd	119,225	178,900
		16,266,116
Austria — 0.2%
CA Immobilien Anlagen AG	6,038	196,397
Belgium — 2.6%
Aedifica SA	8,363	534,376
Ascencio	915	47,299
Cofinimmo SA	6,550	433,882
Home Invest Belgium SA, NVS	1,810	31,872
Montea NV	3,172	271,948
Retail Estates NV	2,181	152,231
Shurgard Self Storage Ltd.	5,439	222,896
VGP NV	1,788	194,531
Warehouses De Pauw CVA	29,910	790,951
Xior Student Housing NV	5,938	176,658
		2,856,644
Canada — 6.1%
Allied Properties REIT	22,497	276,667
Boardwalk REIT	7,126	366,847
Canadian Apartment Properties REIT	29,685	923,984
Chartwell Retirement Residences	42,336	384,104
Choice Properties REIT	45,846	433,600
Crombie REIT	18,700	174,550
Dream Industrial REIT	45,118	406,722
First Capital Real Estate Investment Trust	37,889	406,784
Granite REIT	10,665	527,188
H&R Real Estate Investment Trust	45,557	297,834
InterRent REIT	23,792	207,045
Killam Apartment REIT	20,490	255,855
NorthWest Healthcare Properties REIT	37,724	138,384
Prinmaris REIT	17,038	163,369
RioCan REIT	53,244	674,518
SmartCentres Real Estate Investment Trust	23,218	375,765
Security	Shares	Value
Canada (continued)
StorageVault Canada Inc., NVS	41,759	$143,479
Tricon Residential Inc.	43,365	485,736
		6,642,431
Finland — 0.4%
Citycon OYJ	14,941	61,126
Kojamo OYJ(b)	28,023	309,565
		370,691
France — 4.2%
ARGAN SA, NVS	1,745	137,182
Carmila SA	10,134	170,256
Covivio SA/France	9,503	473,023
Gecina SA	9,210	940,357
ICADE	5,769	153,383
Klepierre SA	36,642	983,926
Mercialys SA	16,894	182,863
Unibail-Rodamco-Westfield, New(b)	18,323	1,526,910
		4,567,900
Germany — 5.4%
Aroundtown SA(a)(b)	121,136	251,123
Deutsche EuroShop AG(a)	2,233	45,140
Deutsche Wohnen SE	8,736	164,808
Grand City Properties SA(b)	17,563	196,138
Hamborner REIT AG	12,643	86,263
LEG Immobilien SE(b)	13,210	1,121,375
TAG Immobilien AG(b)	26,851	381,759
Vonovia SE	124,170	3,588,020
		5,834,626
Hong Kong — 8.3%
Champion REIT	330,000	73,514
CK Asset Holdings Ltd.	343,000	1,463,092
Fortune REIT	246,000	120,854
Hongkong Land Holdings Ltd.	195,300	624,018
Hysan Development Co. Ltd.	107,000	166,768
Link REIT	454,640	1,948,038
New World Development Co. Ltd.	252,333	267,965
Prosperity REIT	215,000	34,198
Sino Land Co. Ltd.	628,800	672,312
Sun Hung Kai Properties Ltd.	253,500	2,338,527
Sunlight REIT	193,000	41,450
Swire Properties Ltd.	187,800	388,402
Wharf Real Estate Investment Co. Ltd.	276,900	859,086
		8,998,224
Ireland — 0.1%
Irish Residential Properties REIT PLC	78,809	83,348
Israel — 0.8%
Amot Investments Ltd.	38,166	160,073
Azrieli Group Ltd.	6,516	419,241
Melisron Ltd.	4,461	306,025
		885,339
Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	12,833	22,543
Japan — 26.6%
Activia Properties Inc.	129	320,171
Advance Logistics Investment Corp.	117	90,268
Advance Residence Investment Corp.	238	514,559
Aeon Mall Co. Ltd.	16,400	187,500
AEON REIT Investment Corp.	315	275,475
Comforia Residential REIT Inc.	123	266,263
CRE Logistics REIT Inc.	107	102,412

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Daiwa House REIT Investment Corp.	398	$668,551
Daiwa Office Investment Corp.	47	171,358
Daiwa Securities Living Investments Corp.	345	234,258
Frontier Real Estate Investment Corp.	87	252,917
Fukuoka REIT Corp.	129	138,560
Global One Real Estate Investment Corp.	182	123,849
GLP J-REIT(a)	832	676,676
Hankyu Hanshin REIT Inc.	118	105,627
Health Care & Medical Investment Corp.	66	55,079
Heiwa Real Estate Co. Ltd.	5,800	160,347
Heiwa Real Estate REIT Inc.	177	158,685
Hoshino Resorts REIT Inc.	45	157,525
Hulic Co. Ltd.	73,700	679,120
Hulic REIT Inc.	230	219,819
Ichigo Office REIT Investment Corp.	209	107,169
Industrial & Infrastructure Fund Investment Corp.	415	343,155
Invincible Investment Corp.	1,191	533,616
Japan Excellent Inc.	218	178,083
Japan Hotel REIT Investment Corp.	824	433,010
Japan Logistics Fund Inc.	159	283,500
Japan Metropolitan Fund Invest	1,223	738,360
Japan Prime Realty Investment Corp.	165	357,037
Japan Real Estate Investment Corp.	237	803,700
KDX Realty Investment Corp.	740	729,889
LaSalle Logiport REIT	331	331,987
Mirai Corp.	331	94,775
Mitsubishi Estate Co. Ltd.	193,300	3,542,165
Mitsubishi Estate Logistics REIT Investment Corp.	87	222,995
Mitsui Fudosan Co. Ltd.	477,500	4,859,547
Mitsui Fudosan Logistics Park Inc.	101	289,753
Mori Hills REIT Investment Corp.	280	243,661
Mori Trust REIT Inc.	447	207,393
Nippon Accommodations Fund Inc.	83	345,654
Nippon Building Fund Inc.	273	1,043,077
Nippon Prologis REIT Inc.	438	757,054
NIPPON REIT Investment Corp.	78	176,166
Nomura Real Estate Holdings Inc.	19,200	537,545
Nomura Real Estate Master Fund Inc.	799	763,780
NTT UD REIT Investment Corp.	255	195,499
One REIT Inc.	45	75,761
Orix JREIT Inc.	468	493,309
Samty Residential Investment Corp.	76	52,298
Sankei Real Estate Inc.	83	48,071
Sekisui House REIT Inc.	729	373,539
SOSiLA Logistics REIT Inc.	125	98,417
Star Asia Investment Corp.	393	153,318
Starts Proceed Investment Corp.	44	57,712
Sumitomo Realty & Development Co. Ltd.	70,500	2,439,575
Takara Leben Real Estate Investment Corp.	114	73,883
Tokyo Tatemono Co. Ltd.	35,500	590,719
Tokyu REIT Inc.	165	169,773
United Urban Investment Corp.	524	502,094
		28,806,058
Netherlands — 0.4%
Eurocommercial Properties NV	7,468	169,852
NSI NV	3,201	60,738
Vastned Retail NV	3,042	68,013
Wereldhave NV	7,888	109,512
		408,115
New Zealand — 0.8%
Argosy Property Ltd.	148,805	98,384
Security	Shares	Value
New Zealand (continued)
Goodman Property Trust	195,322	$262,413
Kiwi Property Group Ltd.(a)	282,489	134,503
Precinct Properties Group	235,880	162,621
Stride Property Group	90,477	66,642
Vital Healthcare Property Trust	88,022	113,118
		837,681
Norway — 0.1%
Entra ASA(b)(c)	12,638	116,727
Singapore — 8.1%
AIMS APAC REIT(a)	112,126	103,410
CapitaLand Ascendas REIT	634,790	1,202,433
CapitaLand Ascott Trust	436,930	290,205
CapitaLand Integrated Commercial Trust	904,407	1,289,228
CapitaLand Investment Ltd/Singapore	447,300	865,012
CDL Hospitality Trusts	155,521	110,680
City Developments Ltd.	83,200	372,897
Cromwell European Real Estate Investment Trust	56,700	90,055
Digital Core REIT Management Pte Ltd.	131,800	80,398
ESR-LOGOS REIT	1,090,720	231,719
Far East Hospitality Trust	173,300	78,077
Frasers Centrepoint Trust	191,949	304,054
Frasers Logistics & Commercial Trust	512,000	370,885
Keppel DC REIT	230,171	287,099
Keppel REIT	434,900	279,247
Lendlease Global Commercial REIT	296,847	118,065
Mapletree Industrial Trust	351,445	581,935
Mapletree Logistics Trust	589,160	578,144
Mapletree Pan Asia Commercial Trust	410,917	376,553
OUE REIT	381,300	75,128
Paragon REIT	192,465	119,141
Parkway Life REIT	68,800	180,595
Starhill Global REIT	254,500	88,559
Suntec REIT	374,900	295,565
UOL Group Ltd.	87,600	374,030
		8,743,114
South Korea — 0.3%
ESR Kendall Square REIT Co. Ltd.	21,324	70,825
JR Global REIT	20,166	58,710
LOTTE REIT Co. Ltd.	21,567	49,459
Shinhan Alpha REIT Co. Ltd.	12,084	55,292
SK REITs Co. Ltd.	19,891	59,520
		293,806
Spain — 1.0%
Inmobiliaria Colonial SOCIMI SA	56,337	329,498
Lar Espana Real Estate SOCIMI SA	10,517	76,658
Merlin Properties SOCIMI SA	59,640	670,899
		1,077,055
Sweden — 5.0%
Atrium Ljungberg AB, Class B	7,912	140,286
Castellum AB(a)(b)	76,028	903,362
Catena AB	6,007	262,895
Cibus Nordic Real Estate AB	10,000	130,241
Corem Property Group AB, Class B	118,462	88,010
Dios Fastigheter AB	15,692	119,892
Fabege AB	44,669	341,642
Fastighets AB Balder, Class B(b)	111,345	701,841
FastPartner AB	9,182	61,653
Hufvudstaden AB, Class A	19,025	220,985
NP3 Fastigheter AB	5,181	109,070
Nyfosa AB	32,220	278,729
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® International Developed Real Estate ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
Pandox AB, Class B	15,652	$242,049
Platzer Fastigheter Holding AB, Class B	9,564	77,313
Sagax AB, Class B	38,256	958,009
Samhallsbyggnadsbolaget i Norden AB(a)	195,972	70,288
Wallenstam AB, Class B	60,164	265,951
Wihlborgs Fastigheter AB	47,544	398,211
		5,370,427
Switzerland — 2.9%
Allreal Holding AG, Registered	2,613	422,005
Intershop Holding AG	964	129,173
Mobimo Holding AG, Registered	1,262	353,289
Peach Property Group AG(b)	2,688	27,604
PSP Swiss Property AG, Registered	8,037	993,545
Swiss Prime Site AG, Registered	13,503	1,246,770
		3,172,386
United Kingdom — 10.9%
Abrdn European Logistics Income PLC(c)	67,889	50,220
Abrdn Property Income Trust Ltd.	67,615	42,362
AEW U.K. REIT PLC	30,252	31,820
Assura PLC	516,474	264,419
Balanced Commercial Property Trust Ltd.	95,855	93,185
Big Yellow Group PLC	33,143	445,850
British Land Co. PLC (The)	164,959	795,456
Capital & Counties Properties PLC	244,056	408,525
CLS Holdings PLC	27,163	27,968
Custodian Property Income REIT PLC	72,163	66,432
Derwent London PLC	19,825	509,319
Empiric Student Property PLC	104,048	116,922
Grainger PLC	130,556	418,445
Great Portland Estates PLC	38,142	186,829
Hammerson PLC	688,396	234,314
Helical PLC	17,481	44,560
Home REIT PLC(b)(d)	191,393	63,699
Impact Healthcare REIT PLC, Class B	59,285	62,153
Land Securities Group PLC	131,349	1,061,570
Life Science Reit PLC	59,601	29,417
LondonMetric Property PLC	336,077	820,335
NewRiver REIT PLC	54,193	50,610
Picton Property Income Ltd.	97,053	79,988
Primary Health Properties PLC	237,863	272,256
PRS REIT PLC (The)	91,460	90,141
Regional REIT Ltd.(c)	82,259	23,024
Residential Secure Income PLC, NVS(c)	34,444	21,302
Safestore Holdings PLC	37,749	363,820
Security	Shares	Value
United Kingdom (continued)
Schroder REIT Ltd.	86,690	$48,096
Segro PLC	237,882	2,502,072
Sirius Real Estate Ltd.	238,104	289,598
Supermarket Income REIT PLC	220,533	199,213
Target Healthcare REIT PLC	109,972	106,541
Triple Point Social Housing REIT PLC(c)	62,213	46,839
Tritax Big Box REIT PLC	339,855	641,930
Tritax EuroBox PLC(c)	143,160	99,281
UK Commercial Property REIT Ltd.	130,539	109,565
UNITE Group PLC (The)	61,803	714,476
Urban Logistics REIT PLC	81,726	118,256
Warehouse REIT PLC	69,255	69,004
Workspace Group PLC	25,386	156,912
		11,776,724
Total Long-Term Investments — 99.2% (Cost: $155,811,021)		107,326,352
Short-Term Securities
Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(e)(f)(g)	2,068,106	2,068,726
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(e)(f)	50,000	50,000
Total Short-Term Securities — 2.0% (Cost: $2,119,120)		2,118,726
Total Investments — 101.2% (Cost: $157,930,141)		109,445,078
Liabilities in Excess of Other Assets — (1.2)%		(1,310,373)
Net Assets — 100.0%		$108,134,705

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
iShares® International Developed Real Estate ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,371,728	$—	$(303,013)(a)	$74	$(63)	$2,068,726	2,068,106	$36,642 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	0 (a)	—	—	—	50,000	50,000	3,789	—
				$74	$(63)	$2,118,726		$40,431	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	4	05/30/24	$89	$(95)
TOPIX Index	1	06/13/24	173	(798)
Dow Jones U.S. Real Estate Index	9	06/21/24	286	(10,225)
Euro STOXX 50 Index	2	06/21/24	104	(2,275)
				$(13,393)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,393	$—	$—	$—	$13,393

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$72,144	$—	$—	$—	$72,144
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(40,380)	$—	$—	$—	$(40,380)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
iShares® International Developed Real Estate ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$830,952
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,111,141	$96,151,512	$63,699	$107,326,352
Short-Term Securities
Money Market Funds	2,118,726	—	—	2,118,726
	$13,229,867	$96,151,512	$63,699	$109,445,078
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(10,225)	$(3,168)	$—	$(13,393)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities
April 30, 2024

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$8,595,718	$3,361,166,058	$107,326,352
Investments, at value—affiliated(c)	18,212	19,279,462	2,118,726
Cash	4,143	143,416	11,571
Cash pledged for futures contracts	3,000	923,000	21,000
Foreign currency collateral pledged for futures contracts(d)	—	189,806	11,865
Foreign currency, at value(e)	9,182	2,874,413	80,609
Receivables:
Investments sold	—	—	73,142
Securities lending income—affiliated	8	3,109	1,128
Dividends—unaffiliated	21,387	7,817,777	625,109
Dividends— affiliated	20	32,441	365
Tax reclaims	641	1,059,247	205,500
Total assets	8,652,311	3,393,488,729	110,475,367
LIABILITIES
Collateral on securities loaned, at value	8,212	12,099,915	2,072,341
Payables:
Investments purchased	—	—	23,754
Deferred foreign capital gain tax	—	11,916	—
Investment advisory fees	2,162	395,896	43,813
IRS compliance fee for foreign withholding tax claims	—	—	123,871
Professional fees	—	—	68,947
Variation margin on futures contracts	572	277,723	7,936
Total liabilities	10,946	12,785,450	2,340,662
Commitments and contingent liabilities
NET ASSETS	$8,641,365	$3,380,703,279	$108,134,705
NET ASSETS CONSIST OF
Paid-in capital	$8,978,314	$4,000,443,481	$257,654,380
Accumulated loss	(336,949)	(619,740,202)	(149,519,675)
NET ASSETS	$8,641,365	$3,380,703,279	$108,134,705
NET ASSET VALUE
Shares outstanding	360,000	152,750,000	5,300,000
Net asset value	$24.00	$22.13	$20.40
Shares authorized	Unlimited	Unlimited	Unlimited
Par value	None	None	None
(a) Investments, at cost—unaffiliated	$8,949,714	$3,786,957,333	$155,811,021
(b) Securities loaned, at value	$7,716	$11,394,305	$1,959,436
(c) Investments, at cost—affiliated	$18,212	$19,278,921	$2,119,120
(d) Foreign currency collateral pledged, at cost	$—	$196,168	$12,495
(e) Foreign currency, at cost	$9,292	$2,894,255	$80,564
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended April 30, 2024

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF
INVESTMENT INCOME
Dividends—unaffiliated	$335,245	$129,482,156	$5,595,946
Dividends—affiliated	447	453,979	3,789
Interest—unaffiliated	379	73,955	2,843
Securities lending income—affiliated—net	596	85,689	36,642
Other income—unaffiliated	—	—	220,976
Foreign taxes withheld	(16,485)	(5,941,513)	(532,804)
Foreign withholding tax claims	—	—	477,127
IRS compliance fee for foreign withholding tax claims	—	—	(123,872)
Total investment income	320,182	124,154,266	5,680,647
EXPENSES
Investment advisory	26,400	4,488,498	586,625
Professional	—	—	69,815
Total expenses	26,400	4,488,498	656,440
Net investment income	293,782	119,665,768	5,024,207
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(18,534)	(37,640,266)	(7,750,843)
Investments—affiliated	(7)	(3,585)	74
Foreign currency transactions	(1,336)	(457,835)	(68,437)
Futures contracts	(1,456)	(897,671)	72,144
In-kind redemptions—unaffiliated(a)	—	6,077,833	(8,760,306)
	(21,333)	(32,921,524)	(16,507,368)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(b)	(351,883)	(133,503,752)	7,364,604
Investments—affiliated	—	1,286	(63)
Foreign currency translations	(444)	(142,097)	(13,750)
Futures contracts	(3,889)	(1,434,949)	(40,380)
	(356,216)	(135,079,512)	7,310,411
Net realized and unrealized loss	(377,549)	(168,001,036)	(9,196,957)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,767)	$(48,335,268)	$(4,172,750)
(a) See Note 2 of the Notes to Financial Statements.
(b) Net of increase in deferred foreign capital gain tax of	$—	$(11,916)	$—
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets

	iShares Environmentally Aware Real Estate ETF		iShares Global REIT ETF
	Year Ended 04/30/24	Period From 11/15/22(a) to 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$293,782	$157,427	$119,665,768	$116,427,785
Net realized gain (loss)	(21,333)	(8,617)	(32,921,524)	7,324,697
Net change in unrealized appreciation (depreciation)	(356,216)	(1,273)	(135,079,512)	(584,908,292)
Net increase (decrease) in net assets resulting from operations	(83,767)	147,537	(48,335,268)	(461,155,810)
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(343,922)	(56,797)	(108,606,050)	(69,453,870)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	8,978,314	539,741,698	66,934,776
NET ASSETS
Total increase (decrease) in net assets	(427,689)	9,069,054	382,800,380	(463,674,904)
Beginning of period	9,069,054	—	2,997,902,899	3,461,577,803
End of period	$8,641,365	$9,069,054	$3,380,703,279	$2,997,902,899

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets(continued)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/24	Year Ended 04/30/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,024,207	$6,482,421
Net realized loss	(16,507,368)	(15,189,405)
Net change in unrealized appreciation (depreciation)	7,310,411	(20,445,849)
Net decrease in net assets resulting from operations	(4,172,750)	(29,152,833)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,126,272)	(3,488,984)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,075,689)	(31,833,293)
NET ASSETS
Total decrease in net assets	(40,374,711)	(64,475,110)
Beginning of year	148,509,416	212,984,526
End of year	$108,134,705	$148,509,416

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	iShares Environmentally Aware Real Estate ETF
	Year Ended 04/30/24	Period From 11/15/22(a) to 04/30/23
Net asset value, beginning of period	$25.19	$24.94
Net investment income(b)	0.82	0.44
Net realized and unrealized loss(c)	(1.05)	(0.03)
Net increase (decrease) from investment operations	(0.23)	0.41
Distributions from net investment income(d)	(0.96)	(0.16)
Net asset value, end of period	$24.00	$25.19
Total Return(e)
Based on net asset value	(1.05)%	1.64%(f)
Ratios to Average Net Assets(g)
Total expenses	0.30%	0.30%(h)
Net investment income	3.34%	3.82%(h)
Supplemental Data
Net assets, end of period (000)	$8,641	$9,069
Portfolio turnover rate(i)	13%	4%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of year	$23.25	$27.77	$27.22	$20.42	$26.53
Net investment income(a)	0.85	0.94	0.68	0.66	0.88
Net realized and unrealized gain (loss)(b)	(1.20)	(4.89)	0.74	6.75	(5.54)
Net increase (decrease) from investment operations	(0.35)	(3.95)	1.42	7.41	(4.66)
Distributions from net investment income(c)	(0.77)	(0.57)	(0.87)	(0.61)	(1.45)
Net asset value, end of year	$22.13	$23.25	$27.77	$27.22	$20.42
Total Return(d)
Based on net asset value	(1.50)%	(14.12)%	5.14%	36.95%	(18.47)%
Ratios to Average Net Assets(e)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	3.73%	3.95%	2.36%	2.91%	3.36%
Supplemental Data
Net assets, end of year (000)	$3,380,703	$2,997,903	$3,461,578	$3,083,221	$1,900,334
Portfolio turnover rate(f)	6%	7%	13%	6%	8%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of year	$21.52	$25.36	$28.82	$22.75	$29.65
Net investment income(a)	0.83 (b)	0.83	0.79 (b)	0.78	0.86
Net realized and unrealized gain (loss)(c)	(1.44)	(4.25)	(3.35)	5.86	(5.47)
Net increase (decrease) from investment operations	(0.61)	(3.42)	(2.56)	6.64	(4.61)
Distributions from net investment income(d)	(0.51)	(0.42)	(0.90)	(0.57)	(2.29)
Net asset value, end of year	$20.40	$21.52	$25.36	$28.82	$22.75
Total Return(e)
Based on net asset value	(2.77)%(b)	(13.44)%	(9.24)%(b)	29.62%	(16.93)%
Ratios to Average Net Assets(f)
Total expenses	0.54%	0.48%	0.50%	0.48%	0.48%
Total expenses excluding professional fees for foreign withholding tax claims	0.48%	N/A	0.48%	0.48%	N/A
Net investment income	4.11%(b)	3.82%	2.75%(b)	3.08%	2.99%
Supplemental Data
Net assets, end of year (000)	$108,135	$148,509	$212,985	$256,514	$259,384
Portfolio turnover rate(g)	13%	9%	16%	9%	10%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended  April 30, 2024 and
April 30, 2022 respectively:
• Net investment income per share by $0.07 and $0.04.
• Total return by 0.37% and 0.17%.
• Ratio of net investment income to average net assets by 0.33% and 0.15%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Environmentally Aware Real Estate	Non-Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Environmentally Aware Real Estate
Goldman Sachs & Co. LLC	$7,716	$(7,716)	$—	$—
Global REIT
BofA Securities, Inc.	$335,203	$(335,203)	$—	$—
Citigroup Global Markets, Inc.	81,408	(81,408)	—	—
Goldman Sachs & Co. LLC	840,755	(840,755)	—	—
HSBC Bank PLC	33,210	(33,210)	—	—
J.P. Morgan Securities LLC	641,906	(641,906)	—	—
Jefferies LLC	699,162	(699,162)	—	—
Morgan Stanley	7,836,824	(7,836,824)	—	—
National Financial Services LLC	925,837	(925,837)	—	—
	$11,394,305	$(11,394,305)	$—	$—
International Developed Real Estate
BofA Securities, Inc.	$852,031	$(852,031)	$—	$—
Goldman Sachs & Co. LLC	318,196	(318,196)	—	—
J.P. Morgan Securities LLC	41,117	(41,117)	—	—
Morgan Stanley	664,476	(664,476)	—	—
SG Americas Securities LLC	2,885	(2,885)	—	—
State Street Bank & Trust Co.	80,731	(80,731)	—	—
	$1,959,436	$(1,959,436)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Environmentally Aware Real Estate	0.30%
Global REIT	0.14
International Developed Real Estate	0.48
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the iShares Global REIT ETF(the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of the iShares Environmentally Aware Real Estate ETF and iShares International Developed Real Estate ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that
Notes to Financial Statements

Notes to Financial Statements  (continued)
calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Environmentally Aware Real Estate	$139
Global REIT	19,263
International Developed Real Estate	8,360
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended April 30, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global REIT	$10,414,686	$55,703,553	$(10,400,682)
International Developed Real Estate	136,591	835,434	(376,650)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Environmentally Aware Real Estate	$1,174,834	$1,181,289
Global REIT	296,677,097	193,842,723
International Developed Real Estate	16,393,967	15,959,783
For the year ended April 30, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Global REIT	$494,316,481	$30,386,037
International Developed Real Estate	—	31,209,928
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global REIT	$5,855,184	$ (5,855,184)
International Developed Real Estate	(9,795,631)	9,795,631
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 04/30/24	Period Ended 04/30/23
Environmentally Aware Real Estate
Ordinary income	$343,922	$56,797

iShares ETF	Year Ended 04/30/24	Year Ended 04/30/23
Global REIT
Ordinary income	$108,606,050	$69,453,870
International Developed Real Estate
Ordinary income	$3,126,272	$3,488,984
As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Environmentally Aware Real Estate	$61,685	$(20,336)	$(378,298)	$(336,949)
Global REIT	22,672,874	(176,009,729)	(466,403,347)	(619,740,202)
International Developed Real Estate	1,302,073	(100,302,431)	(50,519,317)	(149,519,675)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Environmentally Aware Real Estate	$8,991,343	$467,647	$(845,060)	$(377,413)
Global REIT	3,846,391,169	118,588,074	(584,597,536)	(466,009,462)
International Developed Real Estate	159,945,838	1,258,650	(51,760,303)	(50,501,653)
9. LINE OF CREDIT
The iShares Environmentally Aware Real Estate ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
Notes to Financial Statements

Notes to Financial Statements  (continued)
During the year ended April 30, 2024, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 04/30/24		Period Ended 04/30/23
iShares ETF	Shares	Amount	Shares	Amount
Environmentally Aware Real Estate(a)
Shares sold	—	$—	360,000	$8,978,314

	Year Ended 04/30/24		Year Ended 04/30/23
iShares ETF	Shares	Amount	Shares	Amount
Global REIT
Shares sold	25,250,000	$572,252,440	14,400,000	$325,705,239
Shares redeemed	(1,450,000)	(32,510,742)	(10,100,000)	(258,770,463)
	23,800,000	$539,741,698	4,300,000	$66,934,776
International Developed Real Estate
Shares sold	—	$438	200,000	$4,481,991
Shares redeemed	(1,600,000)	(33,076,127)	(1,700,000)	(36,315,284)
	(1,600,000)	$(33,075,689)	(1,500,000)	$(31,833,293)

(a)	The Fund commenced operations on November 15, 2022.
Notes to Financial Statements

Notes to Financial Statements  (continued)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares International Developed Real Estate ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders,representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2024 iShares Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of April 30, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares Environmentally Aware Real Estate ETF(1)
iShares Global REIT ETF(2)
iShares International Developed Real Estate ETF(2)
(1) Statement of operations for the year ended April 30, 2024, and statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and the period November 15, 2022 (commencement of operations) to April 30, 2023.
(2) Statement of operations for the year ended April 30, 2024, statement of changes in net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024.

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
iShares ETF	Qualified Dividend Income
Environmentally Aware Real Estate	$78,532
Global REIT	25,694,637
International Developed Real Estate	2,676,547
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:
iShares ETF	Qualified Business Income
Environmentally Aware Real Estate	$147,578
Global REIT	71,940,655
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned for the fiscal year ended April 30, 2024:
iShares ETF	Foreign Source Income Earned
International Developed Real Estate	$5,595,949

2024 iShares Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Environmentally Aware Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program

Supplemental Information (unaudited)
Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Laura F. Fergerson (1962)	Trustee since (2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Trustee and Officer Information

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
James Lam (1961)	Trustee (since 2024).
President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute
(since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member,
Zicklin School of Business Dean's Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight
Committee Chair and Audit Committee Member of E*TRADE Financial and
E*TRADE Bank (2012-2020).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex,
the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
Trustee and Officer Information

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

2024 iShares Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-405-0424

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is April 30, 2024 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $81,400 for the fiscal year ended April 30, 2023 and $83,000 for the fiscal year ended April 30, 2024.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2023 and April 30, 2024 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $48,500 for the fiscal year ended April 30, 2023 and $48,500 for the fiscal year ended April 30, 2024. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2023 and April 30, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $48,500 for the fiscal year ended April 30, 2023 and $48,500 for the fiscal year ended April 30, 2024.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 24, 2024